                                                                     EXHIBIT 4.5





================================================================================



                     TRUST INDENTURE AND SECURITY AGREEMENT

                          dated as of February 12, 2001

                                     between

                              [NAME OF LESSOR LLC]
                                       and

                           FIRST UNION NATIONAL BANK,
            not in its individual capacity except as expressly stated
                    herein, but solely as indenture trustee,
                              as Indenture Trustee

                               -------------------

================================================================================



                            AHOLD LEASE U.S.A., INC.
      Leveraged Lease of [Supermarket/Warehouse/Office Building] located in
                          [Location of Leased Property]

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----


RECITALS     1
--------

GRANTING CLAUSES  1

ARTICLE 1  PROVISIONS OF GENERAL APPLICATION......................................................................7
         SECTION 1.1  Definitions ................................................................................7
                      -----------
         SECTION 1.2  Compliance Certificates and Opinions........................................................7
                      ------------------------------------
         SECTION 1.3  Form of Documents Delivered to Indenture Trustee............................................8
                      ------------------------------------------------
         SECTION 1.4  Acts of Noteholders; Record Dates...........................................................8
                      ---------------------------------
         SECTION 1.5  Requests, etc. to Indenture Trustee, Lessee, Lessor and Owner Participant...................9
                      -------------------------------------------------------------------------
         SECTION 1.6  Notices to Noteholders; Waiver.............................................................10
                      ------------------------------
         SECTION 1.7  Effect of Headings and Table of Contents...................................................10
                      ----------------------------------------
         SECTION 1.8  Successors and Assigns.....................................................................10
                      ----------------------
         SECTION 1.9  Separability Clause........................................................................10
                      -------------------
         SECTION 1.10  Benefits of Indenture.....................................................................10
                       ---------------------
         SECTION 1.11  GOVERNING LAW.............................................................................11
                       -------------
         SECTION 1.12  Legal Holidays............................................................................11
                       --------------
         SECTION 1.13  No Recourse Against Others................................................................11
                       --------------------------
         SECTION 1.14  Exculpation and Release of Liability......................................................11
                       ------------------------------------

ARTICLE 2  THE NOTES ............................................................................................11
         SECTION 2.1  Issuable in Series; Designations...........................................................11
                      --------------------------------
         SECTION 2.2  Form and Denomination......................................................................12
                      ---------------------
         SECTION 2.3  Equally and Ratably Secured Notes..........................................................12
                      ---------------------------------
         SECTION 2.4  Execution of Notes.........................................................................12
                      ------------------
         SECTION 2.5  Temporary Notes............................................................................12
                      ---------------
         SECTION 2.6  Registration, Registration of Transfer and Exchange........................................13
                      ---------------------------------------------------
         SECTION 2.7  Mutilated, Destroyed, Lost and Stolen Notes................................................14
                      -------------------------------------------
         SECTION 2.8  Payment of Interest and Principal..........................................................14
                      ---------------------------------
         SECTION 2.9  Persons Deemed Owners......................................................................16
                      ---------------------
         SECTION 2.10  Cancellation 16
                       ------------
         SECTION 2.11  Authentication, Execution, Delivery and Dating of Notes...................................16
                       -------------------------------------------------------
         SECTION 2.12  Source of Payments; Rights and Liabilities of Lessor; Owner Participant Not Liable........16
                       ----------------------------------------------------------------------------------
         SECTION 2.13  Series of Notes...........................................................................17
                       ---------------
         SECTION 2.14  Legends ..................................................................................18
                       -------

ARTICLE 3  SATISFACTION AND DISCHARGE............................................................................19
         SECTION 3.1  Satisfaction and Discharge of Indenture....................................................19
                      ---------------------------------------

ARTICLE 4  RECEIPT, DISTRIBUTION AND APPLICATION OF INCOME AND PROCEEDS FROM THE INDENTURE ESTATE................19


         SECTION 4.1  Basic Rent; Interest on Overdue Installments of Basic Rent.................................19
                      ----------------------------------------------------------
         SECTION 4.2  Amount Received as Result of Event of Loss, Total Taking or Option to Terminate............21
                      -------------------------------------------------------------------------------
         SECTION 4.3  Amounts Received After, or Held at Time of, Indenture Event of Default.....................21
                      ----------------------------------------------------------------------
         SECTION 4.4  Amounts Received for Which Provision is Made in an Operative Agreement.....................22
                      ----------------------------------------------------------------------
         SECTION 4.5  Amounts Received for Which No Provision Is Made............................................22
                      -----------------------------------------------
         SECTION 4.6  Payments to Lessor.........................................................................22
                      ------------------
         SECTION 4.7  Excepted Payments..........................................................................22
                      -----------------

ARTICLE 5  COVENANTS ............................................................................................23
         SECTION 5.1  Payment of Principal, Premium, if any, and Interest........................................23
                      ---------------------------------------------------
         SECTION 5.2  Money for Note Payments To Be Held in Trust in an Eligible Account.........................23
                      ------------------------------------------------------------------
         SECTION 5.3  Maintenance of Office and Agency...........................................................23
                      --------------------------------
         SECTION 5.4  Title; Further Assurances; Recording.......................................................24
                      ------------------------------------
         SECTION 5.5  Termination of Lessor LLC Agreement and Transfer of Interest...............................24
                      ------------------------------------------------------------
         SECTION 5.6  Notice of Default..........................................................................25
                      -----------------
         SECTION 5.7  Discharge of Liens; Etc....................................................................25
                      ------------------------
         SECTION 5.8  Notice of Remedial Action..................................................................25
                      -------------------------
         SECTION 5.9  Limited Purpose............................................................................25
                      ---------------
         SECTION 5.10  Separateness Covenants....................................................................26
                       ----------------------

ARTICLE 6  REDEMPTION OF NOTES ..................................................................................27
         SECTION 6.1  Applicability of Article...................................................................27
                      ------------------------
         SECTION 6.2  Notice to Indenture Trustee of Redemption..................................................28
                      -----------------------------------------
         SECTION 6.3  Selection by Indenture Trustee of Notes To Be Redeemed.....................................28
                      ------------------------------------------------------
         SECTION 6.4  Notice of Redemption.......................................................................29
                      --------------------
         SECTION 6.5  Deposit of Redemption Price................................................................29
                      ---------------------------
         SECTION 6.6  Notes Payable on Redemption Date...........................................................30
                      --------------------------------
         SECTION 6.7  Notes Redeemed in Part.....................................................................30
                      ----------------------

ARTICLE 7  INDENTURE EVENTS OF DEFAULT; REMEDIES.................................................................30
         SECTION 7.1  Indenture Events of Default................................................................30
                      ---------------------------
         SECTION 7.2  Acceleration upon Notice; Rescission.......................................................32
                      ------------------------------------
         SECTION 7.3  Enforcement of Remedies....................................................................33
                      -----------------------
         SECTION 7.4  Specific Remedies; Limitations on Enforcement of Claims Without Possession of Notes........34
                      -----------------------------------------------------------------------------------
         SECTION 7.5  Actions for Ratable Benefit of Noteholders.................................................36
                      ------------------------------------------
         SECTION 7.6  Noteholders May Demand Enforcement of Rights by Indenture Trustee..........................36
                      -----------------------------------------------------------------
         SECTION 7.7  Control by Noteholders.....................................................................36
                      ----------------------
         SECTION 7.8  Noteholder May Not Bring Suit Except under Certain Conditions..............................37
                      -------------------------------------------------------------
         SECTION 7.9  Waiver of Past Defaults....................................................................37
                      -----------------------
         SECTION 7.10  Right of Lessor to Pay Interest, Principal, etc.; Note Purchase...........................37
                       ---------------------------------------------------------------


         SECTION 7.11  Right of Noteholders to Receive Payment Not To Be Impaired................................39
                       ----------------------------------------------------------
         SECTION 7.12  No Action Contrary to Lessee's Rights Under the Lease.....................................39
                       -----------------------------------------------------
         SECTION 7.13  Waiver of Stay............................................................................40
                       --------------
         SECTION 7.14  Right of Indenture Trustee to Perform Covenants, etc......................................40
                       -----------------------------------------------------
         SECTION 7.15  Certain Other Rights of Lessor............................................................40
                       ------------------------------
         SECTION 7.16  Restoration of Rights and Remedies........................................................41
                       ----------------------------------
         SECTION 7.17  Rights and Remedies Cumulative............................................................41
                       ------------------------------

ARTICLE 8  THE INDENTURE TRUSTEE.................................................................................41
         SECTION 8.1. Certain Rights and Duties of Indenture Trustee.............................................41
                      ----------------------------------------------
         SECTION 8.2  Not Responsible for Recitals or Issuance of Notes..........................................44
                      -------------------------------------------------
         SECTION 8.3  Indenture Trustee and Authorized Agents May Hold Notes.....................................44
                      ------------------------------------------------------
         SECTION 8.4  Funds May Be Held by Indenture Trustee or Paying Agent; Investments........................45
                      -------------------------------------------------------------------
         SECTION 8.5  Compensation and Reimbursement.............................................................45
                      ------------------------------
         SECTION 8.6  Corporate Indenture Trustee Required; Eligibility..........................................46
                      -------------------------------------------------
         SECTION 8.7  Resignation and Removal; Appointment of Successor..........................................46
                      -------------------------------------------------
         SECTION 8.8  Acceptance of Appointment by Successor.....................................................48
                      --------------------------------------
         SECTION 8.9  Merger, Conversion, Consolidation or Succession to Business................................48
                      -----------------------------------------------------------
         SECTION 8.10  Maintenance of Agencies...................................................................49
                       -----------------------
         SECTION 8.11  Co-Indenture Trustee or Separate Trustee..................................................50
                       ----------------------------------------

ARTICLE 9  NOTEHOLDERS' LISTS ...................................................................................52
         SECTION 9.1  List of Names and Addresses of Noteholders.................................................52
                      ------------------------------------------

ARTICLE 10  SUPPLEMENTAL INDENTURES;  MODIFICATION OF SECURITY DOCUMENTS AND PARTICIPATION AGREEMENT.............52
         SECTION 10.1  Supplemental Indentures and Modifications of Security Documents and
                       --------------------------------------------------------------------
                                    Participation Agreement without Consent of Noteholders.......................52
                                    ------------------------------------------------------
         SECTION 10.2  Supplemental Indentures and Modifications of Security Documents and
                       --------------------------------------------------------------------
                                    Participation Agreement with Consent of Noteholders..........................54
                                    ---------------------------------------------------
         SECTION 10.3  Execution of Supplemental Indentures......................................................55
                       ------------------------------------
         SECTION 10.4  Effect of Supplemental Indentures.........................................................56
                       ---------------------------------
         SECTION 10.5  Reference Notes to Supplemental Indentures................................................56
                       ------------------------------------------

ARTICLE 11  RELEASE OF PROPERTY..................................................................................56
         SECTION 11.1  Removal of Property.......................................................................56
                       -------------------
         SECTION 11.2  Purchasers Not Bound to Inquire...........................................................56
                       -------------------------------
         SECTION 11.3  Appoint Indenture Trustee Attorney-in-Fact................................................57
                       ------------------------------------------

ARTICLE 12  SUNDRY PROVISIONS ...................................................................................57
         SECTION 12.1  Execution in Counterparts.................................................................57
                       -------------------------

Schedule A        Site Description

Schedule B        Property Specific Variables

                     TRUST INDENTURE AND SECURITY AGREEMENT


                  This TRUST INDENTURE AND SECURITY AGREEMENT, dated as of February 12, 2001, between [NAME OF LESSOR LLC], a Delaware limited liability company (the "Lessor"), and FIRST UNION NATIONAL BANK, not in its individual capacity, except as expressly provided herein, but solely as indenture trustee for the benefit of the Noteholders (the "Indenture Trustee").

                                   RECITALS:
                                   --------

                  A. The Owner Participant identified on Schedule B hereto (the "Owner Participant") is the sole member of the Lessor; and the Lessor is authorized to acquire the Property (as defined below) and to execute and deliver this Indenture, the Mortgage and the Assignment of Leases and Rents with respect to the Property (collectively, the "Security Documents");

                  B. The Lessor has authorized the Notes, issuable in one or more series in accordance with the terms of this Indenture and, to secure the Notes and to provide for the authentication and delivery thereof by the Indenture Trustee, the Lessor has duly authorized the execution and delivery of this Indenture; and

                  C. The Lease, provisions of which have been referred to in the text of this Indenture, has been executed and delivered contemporaneously herewith and a memorandum of the Lease will be recorded in the appropriate recording office, prior to recordation of the Mortgage.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH that in consideration of the premises, of the acceptance by the Indenture Trustee of the trust hereby created and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in order to secure (a) the payment of the principal of, Premium, if any, on and interest on the Notes Outstanding from time to time hereunder according to their tenor and effect, (b) the prompt payment of all amounts from time to time owing by, and the performance of all obligations of, the Lessee under the Operative Agreements with respect to the Property (the "Operative Agreements") and the Guarantor under the Guarantee with respect to the Property (the "Guarantee"), in each case, to the Indenture Indemnitees, and (c) the performance and observance by the Lessor for the benefit of the Noteholders from time to time of the Notes and the Indenture Trustee of all the covenants, agreements and provisions contained herein, in the Mortgage, the Assignment of Leases and Rents and in the Notes, in each case for the uses and purposes and subject to the terms and provisions hereof:

                               GRANTING CLAUSES:

                  The Lessor hereby grants, conveys, assigns, transfers, mortgages and pledges to the Indenture Trustee, to the extent that it constitutes real property, and, to the extent that it does not constitute real property grants, conveys, assigns, transfers, mortgages, pledges to and creates a security interest in favor of the Indenture Trustee in, the following described property, rights and privileges, whether now owned or held or hereafter acquired (herein called the "Indenture Estate"), to wit, all right, title and interest of the Lessor, now existing or hereafter arising, in and to:

                              Granting Clause First
                              ---------------------

                  The entire right, title and interest of the Lessor in and to the land described in Schedule A attached hereto (the "Site"), together with (a) all right, title and interest of Lessor in and to all buildings, structures and other improvements, now standing or at any time hereafter constructed or placed upon the Site, including, without limitation, all right, title and interest of Lessor in and to all fixtures of every kind and nature on the Site or in any such building, structure or other improvements (said buildings, structures, other improvements and fixtures being herein collectively called the "Improvements"), (b) all right, title and interest of Lessor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances in and to the Site, belonging or in any way appertaining thereto, including, without limitation, all right, title and interest of Lessor in, to and under any streets, ways, alleys, vaults, gores or strips of land adjoining the Site, (c) all claims or demands of Lessor in law or in equity, in possession or expectancy of, in and to the Site and the Improvements and (d) all rents, income, revenues, issues, awards, proceeds and profits from and in respect of the property described in this Granting Clause First which are, subject to the provisions of Granting Clause Second, hereby specifically assigned, transferred and set over to Indenture Trustee, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described which is now owned or held or is hereafter acquired by Lessor and is affixed, attached and annexed to the Site shall be and remain or become and constitute a portion of the Indenture Estate and the security covered by and subject to the Lien of the Mortgage. The Site together with the Improvements and the other property described in this Granting Clause First relating thereto are herein collectively called the "Property".

                             Granting Clause Second
                             ----------------------

                  Lessor's interest in the Lease with respect to the Property (the "Lease"), including the right to all extended terms and all extensions and renewals of the terms thereof , together with all the right, title and interest of Lessor as lessor under the Lease, including, without limitation, the present and continuing right to make claim for, collect, receive and make receipt for any and all of the rents, income, revenues, issues, awards, proceeds and profits and other sums of money payable or receivable thereunder (except (i) sums payable as rent or otherwise, including, without limitation, sums of money receivable by Lessor thereunder by virtue of a release of existing easements or other rights in the nature of easements or by virtue of a dedication or transfer of unimproved portions of the Site and (ii) Excepted Payments), the right (in each case exclusive of Excepted Rights) to accept or reject any offers made pursuant to the Lease to purchase any interest in the Property, to bring actions and proceedings under the Lease or for the enforcement thereof and to do anything which Lessor or any lessor is or may become entitled to do under the Lease, provided that the assignment made by this Granting Clause Second and the disposition of that portion of the Indenture Estate described in this Granting Clause Second shall be subject to the provisions of this Indenture, and shall not impair or diminish any obligation of Lessor under the Lease nor shall any such obligation be imposed upon Indenture Trustee, together with Lessor's interest, if any, in and to any and all other leases with respect to the Property.

                              Granting Clause Third
                              ---------------------

                  All of the fixtures, furnishings and fittings of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Lessor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of, the Property, but specifically excluding trade fixtures and other personal property of any tenant on the Property (the "Fixtures").

                             Granting Clause Fourth
                             ----------------------

                  All of the equipment and apparatus of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Lessor, including but without limiting the generality of the foregoing, all storm doors and windows, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, building cleaning systems (including window cleaning apparatus), communication systems (including satellite dishes and antennae), sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits and fittings of every kind and description, but specifically excluding the property of any tenant on the Property (the "Equipment").

                              Granting Clause Fifth
                              ---------------------

                  All substitutes and replacements of, and all additions and improvements to, the Improvements, the Fixtures and the Equipment, subsequently acquired by Lessor or constructed, assembled or placed by Lessor on the Site, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Property or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Lessor.

                              Granting Clause Sixth
                              ---------------------

                  All estate, right, title and interest and other claim or demand that Lessor now has or may hereafter acquire with respect to any damage to the Site, the Improvements, the Fixtures or the Equipment and any and all proceeds of insurance (exclusive of Excepted Payments) in effect with respect to the Site, the Improvements, the Fixtures and the Equipment, and any and all awards made for the taking by eminent domain, or by any proceeding or purchase in lieu thereof, of the Site, the Improvements, the Fixtures or the Equipment, including without limitation any awards resulting from a change of grade of streets or as the result of any other damage to the Site, the Improvements, the Fixtures or the Equipment for which compensation shall be given by any governmental authority subject to the provisions of the Lease with respect to the collection and application of the same.

                             Granting Clause Seventh
                             -----------------------

                  All estate, right, title and interest of Lessor in and to all rights, royalties and profits in connection with all minerals, oil and gas and other hydrocarbon substances on or in the Property, development rights or credits, air rights, water, water rights (whether riparian, appropriative or otherwise and whether or not appurtenant) and water stock.

                             Granting Clause Eighth
                             ----------------------

                  All renewals, substitutions, improvements, accessions, attachments, additions, replacements and proceeds (including, without limitation, all proceeds from the exercise of any termination or purchase option or right under Articles 5, 14 , 15 and 20 of the Lease, payment of any Stipulated Loss Value, Premium or otherwise with respect to the Property, the Fixtures or the Equipment), both cash and noncash, of each of the foregoing and all conversions of the security constituted thereby.

                              Granting Clause Ninth
                              ---------------------

                  Lessor's interest in the Guarantee, including without limitation, the present and continuing right to make claim for, collect, receive and make receipt for any and all payments under the Guarantee (exclusive of Excepted Rights and Excepted Payments).

                              Granting Clause Tenth
                              ---------------------

                  All proceeds of any of the foregoing.

                  BUT EXCLUDING, HOWEVER, from the Indenture Estate any and all Excepted Payments and Excepted Rights now existing or hereafter arising and the rights to collect and enforce the same and subject to the following provisions:

                  (aa) Except during the period that the Indenture Trustee is entitled to exercise rights and powers and pursue remedies as provided in
Article 7, the Lessor at all times shall retain, to the exclusion of the Indenture Trustee, all rights of the Lessor, now existing or hereafter arising, to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of the Granting Clause Documents, as well as all rights, power and remedies on the part of the Lessor, now existing or hereafter arising, and arising under the Granting Clause Documents or by statute or at law or in equity or otherwise, arising out of any Default or Event of Default; provided, however, that, except (A) insofar as the same relates to Excepted Rights or Excepted Payments to which the Lessor, the Owner Participant or any Affiliate thereof is entitled (but subject to the proviso in Section 7.3(b)), or
(B) to the extent that any such amendment, modification, waiver, discharge, supplement or termination, or consent to any thereof, would not result in a substantive change to any of the terms and provisions listed in clauses (i) and
(ii) below and in the case of clause (iii) below which would not contradict or alter any such term or provision in a manner that would be prohibited as otherwise set forth in this paragraph (aa), the Lessor shall not, without Rating Agency Confirmation and, to the extent required pursuant to the proviso of paragraph (cc) below, prior written consent of the Indenture Trustee given with the consent of each Noteholder, agree to any amendment to, or any modification, waiver, discharge, supplement or termination of, or grant any consent under, any term or provision of (i) the following provisions of the Lease: Article 2, Article 3 (if the result thereof would be to shorten the term of the Lease to a period shorter than the period ending with the latest maturity of any series of Notes), Section 5.2, Section 6.1 (if the result thereof would be that the sum of the Basic Rent payable thereunder plus the Additional Rent payable pursuant to Section 6.2 thereof in respect of additional interest on the Series A Notes pursuant to
Section 1.4(b) of the First Supplemental Indenture hereto (the "Rent Differential"), if any, would be insufficient to pay principal or interest on the Notes as same became due and payable), Section 6.2 (if the result thereof would be that the Additional Rent payable thereunder would be insufficient to pay any Premium payable in respect of the Notes or any amount owing to the Indenture Trustee or other Indenture Indemnitee), Section 6.3 (if it affects any payment to the Indenture Trustee or other Indenture Indemnitee), Section 6.4 (if it affects any payment to the Indenture Trustee or other Indenture Indemnitee),
Section 6.5, Article 7 (other than consents or waivers by the Lessor which would not have an adverse effect on the repayment of the Notes in the event of a casualty), Article 8 (if the result thereof would permit a use not permitted by Applicable Law or would cause a violation of an Environmental Covenant), Article 9 (other than consents and actions of Lessor set forth in such section), Article 11 (if the result thereof would permit alterations that adversely affect the Fair Market Value, expected residual value, condition, utility or useful life of the Leased Property or cause the Leased Property to be characterized as "limited use property" as defined by Revenue Procedure 76-30, and with respect to the Minimum Credit Criteria), Section 11.3, Article 12, Article 14 (if the result thereof would be to adversely affect or delay or decrease the amount of any redemption of any of the Notes), Article 15 (if the result thereof would be to adversely affect or delay or decrease the amount of any redemption of any of the Notes), Article 16 (if the result thereof would be to diminish the rights of the Indenture Trustee as assignee of the Lessor), Article 17 (if the result thereof would be to diminish the rights of the Indenture Trustee), Article 18, Article 19 and Article 20; (ii) the Guarantee; or (iii) the definitions contained in Appendix A to the Participation Agreement relating to any of the provisions in clause (i) above or the Guarantee.

                  (bb) During the period that the Indenture Trustee is entitled to exercise rights and powers and pursue remedies as provided in Article 7 as the result of an Indenture Event of Default caused by an Event of Default, the Lessor (and in the case of clause (iii) below, the Owner Participant) shall at all times (except as otherwise provided in clause (iii) below) be entitled on a non-exclusive basis with the Indenture Trustee to (i) enforce any covenant or obligation (including obligations in respect of the payment of Rent) of the Lessee under the Lease; provided, that in so enforcing any such covenant, the Lessor may not exercise any remedies under Article 20 of the Lease other than as provided in clause (ii) below, unless such exercise is required by law in order to effect the Lessor's rights under clause (ii) below; (ii) declare the Lease in default and exercise remedies solely pursuant to Section 20.6(b) of the Lease (and such other remedies as are required by law in order to effect the rights of the Lessor under this clause); (iii) make demand upon and exercise remedies to enforce against the Guarantor under the Guarantee to perform its obligations thereunder until foreclosed from doing so by the Indenture Trustee but such interest may not be foreclosed upon until the earliest of (A) one year after the occurrence of any Default or Event of Default with respect to the Guarantor of the type referred to in clause (c) or (d) of
Section 7.1, (B) the discharge by the Guarantor of all of its obligations under the Guarantee, (C) two years after the commencement of any action, suit or proceeding to enforce the Guarantee and (D) the resolution of any such action, suit or proceeding referred to in the immediately preceding subclause (C); it being understood, however, that any right the Owner Participant may have to make demand upon and exercise any remedies in respect of any amounts which may be due the Lessor shall be extinguished upon the Lessor's interest being foreclosed upon by the Indenture Trustee in accordance with the terms of this clause (iii); and (iv) receive any notice under the Granting Clause Documents; provided that any amount obtained by the Lessor (or the Owner Participant) as a consequence of any of the above actions which is payable to the Indenture Trustee or any Noteholder or to which the Indenture Trustee is entitled under the terms of this Indenture shall (apart from Excepted Payments) be received by the Lessor (or the Owner Participant, as the case may be) for the benefit of, and immediately paid over to, the Indenture Trustee.

                  (cc) Subject to paragraph (aa) above, but otherwise without the consent of the Indenture Trustee or any of the Noteholders, at any time and from time to time, the respective parties to the Operative Agreements may modify, amend or supplement any of such Operative Agreements (other than the Security Documents and, except insofar as the same relates to Excepted Rights or Excepted Payments, the Participation Agreement) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or modifying in any manner the rights of the respective parties thereunder or may give any consent or waiver thereunder; provided, however, that no such modification, amendment, supplement, consent or waiver shall without the consent of the Indenture Trustee given with the consent of each Noteholder affected thereby, modify, amend or supplement, or give any consent in respect of or waive any provision of, the Lease in such manner (i) as to reduce the amounts payable by the Lessee under the Lease, or by the Guarantor under the Guarantee, in either case assigned to the Indenture Trustee, or change the time for the payment thereof, in either case, so that such payments are less than the amounts necessary to pay the principal of, Premium, if any, on and interest on the Outstanding Notes when due (whether at maturity, upon acceleration or otherwise); or (ii) as would release the Lessee or the Guarantor from its obligation in respect of payment of Basic Rent, Additional Rent (other than Excepted Payments), Stipulated Loss Value or any other amount payable under the Lease (or the guarantee thereof under the Guarantee) and intended to be used to pay the principal of, Premium, if any, or interest on the Notes, in any manner inconsistent with clause (i) above.

                  (dd) Notwithstanding any of the foregoing, in the event that the membership interest of the Owner Participant in the Lessor shall be acquired by, or the Owner Participant shall be, the Lessee, the Guarantor or any Affiliate of either of them, (i) all reservations of rights with respect to the Indenture Estate by the Owner Participant or the Lessor (whether exclusive or shared with the Indenture Trustee or otherwise) under this Indenture, including without limitation those reserved in paragraphs (aa) through (cc) above, and in
Article 7 below, other than the right to receive any payment remaining after the Notes and all other amounts owing to the Indenture

Trustee and the Noteholders have been fully paid, shall be eliminated, and (ii)
Schedule 7 of the Participation Agreement shall apply for purposes of all applicable Operative Agreements.

                  TO HAVE AND TO HOLD all the Indenture Estate unto the Indenture Trustee, its respective successors and assigns FOREVER. The Lien and security interest created hereby is created for the ratable benefit and security of the Noteholders of the Outstanding Notes from time to time without any priority of any one Note or series of Notes over any other except as herein otherwise expressly provided, and for the uses and purposes and subject to the terms and conditions set forth in this Indenture.

                  PROVIDED, HOWEVER, that if the principal of, Premium, if any, on and interest on the Notes, and all other amounts payable hereunder or secured hereby, shall have been paid pursuant to Section 3.1 or otherwise and the Lessor shall have performed and complied with all the covenants, agreements, terms and provisions hereof, then this Indenture and the rights hereby granted and assigned shall terminate.

                  IT IS HEREBY COVENANTED AND AGREED that all the Notes are to be issued and delivered, and that all property, rights and privileges subject or to become subject hereto, are to be held subject to the further covenants, conditions, uses and trusts herein set forth, and the Lessor, intending to be legally bound hereby, hereby covenants and agrees with the Indenture Trustee for itself and for the equal and proportionate benefit and security of the holders of the Notes Outstanding from time to time, and the Indenture Trustee agrees to accept the trusts and duties herein set forth, as follows:

                                    ARTICLE 1

                        PROVISIONS OF GENERAL APPLICATION

                  SECTION 1.1 Definitions. Unless the context shall otherwise require, each of the capitalized terms used in this Indenture and not otherwise defined in this Indenture shall have the meaning assigned to it in Appendix A to the Participation Agreement, dated January 26, 2001, among the Owner Participant [and the other owner participant(s) identified therein], the Lessor and the other lessors identified therein, Ahold Lease U.S.A., Inc., the Seller of the Leased Property and the other Sellers of property identified therein and First Union National Bank, not in its individual capacity except as expressly provided therein but solely in its capacities as Pass Through Trustee and Indenture Trustee (the "Participation Agreement"), as any such meaning relates to the transactions contemplated under the Participation Agreement with respect to the Property, and the rules of usage set forth in Appendix A to the Participation Agreement shall apply thereto. As used in this Indenture, the term "parties" means, collectively, the Lessor and the Indenture Trustee. Unless otherwise indicated, references in this Indenture to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Indenture.

                  SECTION 1.2 Compliance Certificates and Opinions. Every request or application by the Lessor for action by the Indenture Trustee shall be accompanied by an Officer's Certificate of the Owner Participant or the Lessor (which shall contain a provision limiting the liability of the Owner Participant or the Lessor consistent with Section 1.13 hereof) and an Opinion of Counsel stating in each case that in the opinion of the Person making such certificate or giving such opinion the conditions precedent, if any, to such action, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) have been satisfied.

                  SECTION 1.3 Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by, an opinion of any specified Person, it is not necessary that all such matters be certified by, or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer actually knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion may be based, insofar as it, relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Owner Participant or the Lessor stating that the information with respect to such factual matters is in possession of the Owner Participant or the Lessor, unless such counsel actually knows that the certificate or opinion or representations with respect to such matters are erroneous.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.4  Acts of Noteholders; Record Dates.
                               ---------------------------------

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor, signed by such Noteholders in person or by an agent duly appointed in writing and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Lessor and the Lessee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 8.1) conclusive in favor of the Indenture Trustee and the Lessor, if made in the manner provided in this Section 1.4.

                  (b) The fact and date of the execution by any Person of any such instrument or writing or the authority of the Person executing the same may be proved (1) by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof; (2) by a notarized affidavit of a witness to such execution; (3) in any such manner which the Indenture Trustee deems sufficient; (4) by having the signature guaranteed by an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act; or (5) by a certificate of an officer of a corporation or association, a partner of a partnership, or a member of a limited liability company and where such execution is by an officer of a corporation or association, partner of a partnership or a member of a limited liability company on behalf of such corporation, association, partnership or limited liability company, such certificate or affidavit shall also constitute sufficient proof of the authority of such officer, member or partner.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) The Lessor may fix any date as the record date for purpose of determining the Noteholders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Noteholders, which date shall be no more than 60 days before the first solicitation of a Noteholder made by any Person with respect to any such action. If not set by the Lessor prior to the first solicitation of a Noteholder made by any Person with respect to any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Noteholders required to be provided pursuant to
Section 9.1) prior to the first solicitation or vote, as the case may be. With regard to any record date, only the Noteholders on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by any Noteholder shall bind every other holder of a Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Note.

                  (f) Without limiting the foregoing, a Noteholder entitled hereunder to give or take any such action with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                  SECTION 1.5 Requests, etc. to Indenture Trustee, Lessee, Lessor and Owner Participant. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with the Indenture Trustee, the Lessee, the Lessor or the Owner Participant, shall be sufficient if in writing and delivered in person or by courier or mailed, first-class postage prepaid (in the absence of a mail strike or other disruption of the mail) or transmitted by means of telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type) to the appropriate Person at the address specified for such Person in Schedule 1 to the Participation Agreement or at such other address or telecopy number as may be subsequently furnished in writing by such Person to each of the other Persons specified above.

                  Whenever the Indenture Trustee shall receive any notice, report, certificate, opinion or other document from the Lessor, it shall immediately send copies thereof to the other Persons specified above and each Noteholder (unless it shall be clear from the face of such documents or otherwise that the originator thereof has already done so), and whenever the Indenture Trustee shall send any notice, report, certificate, opinion or other document to the Lessor or the Noteholders (other than to itself as Pass Through Trustee), it shall simultaneously send copies thereof to the other Persons specified above.

                  The Lessor shall be entitled to conclusively rely on the execution of any consent, authorization or other instrument by the Indenture Trustee for any purpose of this Indenture as evidence that the requisite Noteholders have approved such action or instrument.

                  SECTION 1.6 Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed first-class postage prepaid, to each Noteholder, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

                  SECTION 1.7 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

                  SECTION 1.8 Successors and Assigns. All covenants, agreements, representations and warranties in this Indenture by the Indenture Trustee and the Lessor shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

                  SECTION 1.9 Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.10 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder, the Owner Participant and its successors and permitted assigns and the Noteholders, any benefit or any legal, or equitable right, remedy or claim under this Indenture.

                  SECTION 1.11 GOVERNING LAW. THIS INDENTURE HAS BEEN NEGOTIATED AND DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED THAT, TO THE EXTENT THAT THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED REQUIRES THAT THE LAWS OF SUCH STATE APPLY TO ANY ASPECT OF THIS INDENTURE, THEN, TO THAT EXTENT, THE LAW OF SUCH STATE SHALL SO APPLY.

                  SECTION 1.12 Legal Holidays. Unless otherwise provided with respect to a specific series of Notes, in any case where any Installment Payment Date, Interest Payment Date or Redemption Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture) payment of interest or principal, and Premium, if any, need not be made on such date, and if not made on such date shall instead be made on the next succeeding Business Day with the same force and effect as if made on the Installment Payment Date, Interest Payment Date, or Redemption Date or at the Stated Maturity of such Note and, provided that such payment is so made on such next succeeding Business Day, no interest shall accrue for the period from and after such Installment Payment Date, Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to and including such next succeeding Business Day.

                  SECTION 1.13 No Recourse Against Others. Neither the Indenture Trustee, the Owner Participant, nor any director, officer, beneficiary, employee or stockholder, as such, of the Lessee, the Indenture Trustee, the Lessor or the Owner Participant, as the case may be, or any Affiliate of any of the foregoing shall have any liability for any obligations of the Lessor under this Indenture or for any claim based on, or in respect of or by reason of, such obligations or their creation. Each Noteholder by accepting a Note expressly waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

                  SECTION 1.14 Exculpation and Release of Liability. Without in any way affecting the limitations on liability set forth in the Lease, the Indenture Trustee, and each Noteholder by accepting a Note hereunder, hereby acknowledge and agree that none of the Lessor, the Owner Participant, or any director, officer, employee, beneficiary, stockholder, agent or Affiliate of the Lessor or the Owner Participant (the "Exculpated Persons") shall have any obligation, duty or liability of any kind whatsoever to the Indenture Trustee or any such Noteholder in connection with the exercise by any Exculpated Person of any rights of the Lessor under Section 21.8 of the Lease to perform certain obligations of the Lessee to the extent that performance of such obligations may be satisfied by the payment of money, and the Indenture Trustee and each such Noteholder hereby waive and release, to the extent permitted by Applicable Law, each Exculpated Person of any and all such obligations, duties or liabilities.


                                    ARTICLE 2

                                    THE NOTES

                  SECTION 2.1 Issuable in Series; Designations. The Notes shall be issuable hereunder in one or more series and with such designations as are specified in a Supplemental

Indenture. Except as provided in Section 2.13, the aggregate principal amount of the Notes that may be issued, authenticated and delivered under this Indenture shall not exceed the amount specified in Schedule B.

                  SECTION 2.2 Form and Denomination. The form of the Notes of any series shall be established by or pursuant to the authority granted in the Supplemental Indenture creating such series. The Notes of any series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plans as the officers of the Lessor executing the same may determine with the approval of the Indenture Trustee.

                  Any Notes of any series may be issued with appropriate insertions, omissions, substitutions or variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes of such series are admitted to trading, or to conform to general usage.

                  The Notes of each series shall be issued only in registered form in the denomination of $1,000 or integral multiples thereof, unless otherwise provided in the Supplemental Indenture creating such series.

                  SECTION 2.3 Equally and Ratably Secured Notes. All Outstanding Notes shall be equally and ratably secured by this Indenture and the other Security Documents, without preference, priority or distinction on account of the date or dates or the actual time or times of the issue or Stated Maturity of such Notes, so that all Outstanding Notes shall have the same right, Lien and preference under and by virtue of this Indenture and the other Security Documents.

                  SECTION 2.4 Execution of Notes. The Notes shall be executed by any Authorized Officer of the Lessor and attested by any of the Authorized Officers of the Lessor but the same Authorized Officer shall not execute and attest the same Note. The signature of any Authorized Officer on the Notes may be manual or facsimile. The Lessor's seal shall be reproduced on the Notes.

                  Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Lessor shall bind the Lessor, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of execution of this Indenture.

                  SECTION 2.5 Temporary Notes. Pending the preparation of definitive Notes, the Lessor may execute, and upon the written order of the Lessor signed by an Authorized Officer of the Lessor, the Indenture Trustee shall authenticate and deliver temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as may be appropriate for temporary Notes, all as may be determined by the officers executing such Notes with the concurrence of the Indenture Trustee.

                  If temporary Notes of any series are issued, definitive Notes of such series will be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes held by any Noteholder shall be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency to be maintained for such purpose pursuant to Section 5.3, without charge to such Noteholder. Upon surrender or cancellation of any one or more temporary Notes, the Lessor shall execute and the Indenture Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Notes of the same series with the same interest rate and Stated Maturity in authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same security and benefits under this Indenture as definitive Notes.

                  SECTION 2.6 Registration, Registration of Transfer and Exchange. The Indenture Trustee shall cause to be kept at the designated office of the Note Registrar a register in which, subject to such reasonable regulations as the Lessor may prescribe, the Indenture Trustee shall provide for the registration of Notes and of transfers and exchanges of Notes. This register is herein sometimes referred to as the "Note Register."

                  Upon surrender for registration of transfer of any Note at the designated office of the Note Registrar, or at any office or agency maintained for such purpose pursuant to Section 5.3, the Lessor shall execute and register, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same series with the same interest rate and Stated Maturity as the Notes so to be transferred for a like aggregate principal amount, in any authorized denominations and bearing numbers not contemporaneously outstanding.

                  At the option of any Noteholder, Notes may be exchanged for an equal aggregate principal amount of Notes of the same series with the same interest rate, amortization schedule and Stated Maturity and other terms as the Notes so to be exchanged and in any authorized denominations, upon surrender of the Notes to be exchanged at such designated office, or at any other office or agency maintained for such purpose pursuant to Section 5.3. Whenever any Notes are so surrendered for exchange, the Lessor shall execute, and the Indenture Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon registration of transfer or exchange of Notes shall be the valid obligations of the Lessor, evidencing the same debt, and entitled to the same security and benefits and subject to the same limitations under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Note Registrar duly executed by the Noteholder thereof or its attorney thereunto duly authorized in writing.

                  Unless otherwise provided as a term of a series of Notes, no service charge shall be required of any Noteholder with respect to any transfer or exchange of Notes, but the Lessor and the Note Registrar may require payment of a sum sufficient to cover any expense, tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to any of Section 2.5, 6.7 or 10.5 not involving any transfer.

                  The Lessor shall not be required to issue and the Note Registrar shall not be required (i) to register the transfer of or exchange any Note of any series during a period beginning at the opening of business 15 days before the date of the first mailing of a notice of redemption of Notes of such series and ending at the close of business on the day of first mailing of such notice or (ii) to register the transfer of or exchange any Note selected for redemption in whole or in part except the unredeemed portion of any Note selected for redemption in part.

                  SECTION 2.7 Mutilated, Destroyed, Lost and Stolen Notes. Upon receipt by the Lessor and the Indenture Trustee of evidence satisfactory to them of the theft, loss, destruction or mutilation of any Outstanding Note, and (in the case of any such theft, loss or destruction) of indemnity satisfactory to them (provided, that if the Noteholder of such Note is a "qualified institutional buyer" of the type referred to in paragraph (a)(1)(i)(A), (B), (D) or (E) or Rule 144A under the Securities Act or the Pass Through Trustee, such Person's own unsecured agreement of indemnity will be deemed to be satisfactory), and upon payment, if the Lessor or the Indenture Trustee shall require it, of a reasonable charge and upon reimbursement to the Lessor and the Indenture Trustee of all reasonable expenses incident thereto, and upon surrender and cancellation of such Note, if mutilated, the Lessor may execute, and the Indenture Trustee shall thereupon authenticate and deliver, a new Note of like tenor and of the same series with the same interest rate, Stated Maturity and other terms in lieu of such stolen, lost, destroyed or mutilated Note, or if any such Note shall have matured or be about to mature, instead of issuing a substituted Note the Lessor may pay the same without surrender thereof. Any indemnity bond shall name as obligees the Lessor, the Indenture Trustee, and if requested by the Lessor, any Paying Agent.

                  SECTION 2.8 Payment of Interest and Principal. The Person in whose name any Note is registered at the close of business on any Record Date with respect to the immediately succeeding Installment Payment Date or Interest Payment Date of such Note shall be entitled to receive the Installment Payment Amount, if any, or interest payable on such Installment Payment Date or Interest Payment Date notwithstanding any registration of transfer or exchange of such Note subsequent to such Record Date and on or prior to such Installment Payment Date or Interest Payment Date, except if and to the extent the Lessor shall default in the payment of such Installment Payment Amount or the interest due on such Installment Payment Date or Interest Payment Date, in which case such defaulted installment ("Defaulted Installment") or defaulted interest (the "Defaulted Interest") shall be paid to the Persons in whose names Outstanding Notes of the applicable series are registered at the close of business on a subsequent Record Date (which shall be not less than 10 Business Days prior to the date for payment of such Defaulted Installment or Defaulted Interest) established by notice given by mail by the Indenture Trustee to the Noteholders of such series not less than 15 days preceding such subsequent Record Date after receipt of an amount of money at least equal to the aggregate amount proposed to be paid in respect of such Defaulted Installment or Defaulted Interest or arrangements satisfactory to the Indenture Trustee have been made for such payment. The term "Record Date" as used with respect to any Installment Payment Date or Interest Payment Date (except a date for payment of

Defaulted Installment or Defaulted Interest) or any redemption pursuant to
Section 6.1(a)(iii) shall mean the date specified as such in the Supplemental Indenture providing for the creation of such series. Except as may be provided otherwise in any Supplemental Indenture or Note, any Defaulted Installment, Defaulted Interest or any other amounts payable under this Indenture or the Notes not paid in full when due (whether at Stated Maturity, by acceleration or otherwise) shall, for the period from and including the date such amount was due and payable until such amount shall have been paid in full, accrue interest at the applicable Late Rate.

                  Unless otherwise provided with respect to a particular series of Notes, interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                  Subject to Article 6 hereof, the principal of any series of Notes may be payable either in full at Stated Maturity or in installments on such dates and in such amounts as provided in the Supplemental Indenture relating to such series. Except as otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes, principal of and Premium, if any, on the Notes payable at Stated Maturity shall be payable to the Noteholders of such Notes upon presentation and surrender of such Notes at the office or agency for the payment of Notes maintained for such purpose pursuant to Section 5.3. Except as otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes, interest or installments of principal other than installments due at maturity on the Notes shall be paid on the applicable Installment Payment Date or Interest Payment Date by check drawn upon the Paying Agent and mailed to the registered addresses of the Noteholders as they shall appear on the Note Register as of the Record Date preceding such Interest Payment Date or Installment Payment Date. Payment as aforesaid shall be made in such coin or currency of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts.

                  Notwithstanding the foregoing provisions of this Section 2.8, the Lessor may make, or cause to be made, payment of any Defaulted Installment or Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes in respect of which installments of principal or interest is in default may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Lessor to the Indenture Trustee of the proposed payment pursuant to this paragraph, such manner of payment shall be deemed practicable by the Indenture Trustee.

                  Subject to the foregoing provisions of this Section 2.8, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in replacement of any other Note shall carry the rights to interest accrued and unpaid, and to accrue interest, which were carried by such other Note, and each such Note shall bear interest from whatever date shall be necessary so that neither gain nor loss in interest shall result from such registration of transfer, exchange or replacement.

                  For all purposes hereof, each payment of principal and interest or Premium or other amounts due in respect of each Note shall, except as otherwise expressly provided herein, be applied first, to the payment of any amount (other than the principal of or Premium or interest on such Note) due in respect of such Note; second, to the payment of Premium, if any, and interest on such Note (as well as interest on overdue principal and, to the extent permitted by

Applicable Law, interest and other amounts payable thereunder) due thereunder; third, to the payment of the principal of such Note then due; and fourth, the balance, if any, remaining thereafter, to the payment of the principal of such Note remaining unpaid (provided that such Note shall not be subject to prepayment or purchase without the consent of the affected Noteholder except as expressly permitted in this Indenture). The amounts paid pursuant to clause fourth above shall be applied to the installments of principal of such Note in inverse order of maturity.

                  SECTION 2.9 Persons Deemed Owners. Prior to due presentment for registration of transfer, the Person in whose name any Note is registered on the Note Register shall be deemed to be the absolute owner of such Note for the purpose of receiving payment of principal (including, subject to the provisions of Section 2.8 regarding the applicable record dates and Installment Payment Amounts) of, Premium, if any, and (subject to Section 2.8) interest on, such Note and for all other purposes whatsoever, whether or not such Note be overdue, regardless of any notice to anyone to the contrary.

                  For all purposes hereof, in determining whether the Noteholders have given any direction, consent, request, demand, authorization, notice, waiver, Directive or other Act, under this Indenture, Notes held by the Lessee, the Guarantor or any Affiliate of any thereof shall be disregarded and deemed not to be Outstanding for purposes of such determination.

                  SECTION 2.10 Cancellation. All Notes surrendered for payment or redemption or registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee for cancellation. The Lessor may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Lessor may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by the Indenture Trustee shall be destroyed and certification of their destruction delivered to the Lessor unless, by Lessor Request, the Lessor otherwise directs.

                  SECTION 2.11 Authentication, Execution, Delivery and Dating of Notes. From time to time after the execution and delivery of this Indenture, series of Notes may be issued pursuant to Section 2.13. Unless otherwise specifically provided with respect to a series of Notes, Notes shall be dated as of the date of their authentication. No Note shall be secured by, or entitled to any benefit under, this Indenture or any of the other Security Documents, or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication in the form provided for in the Supplemental Indenture creating the Notes of such series, executed by the Indenture Trustee by the manual or facsimile signature of one of its authorized officers or signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                  SECTION 2.12 Source of Payments; Rights and Liabilities of Lessor; Owner Participant Not Liable. All payments of principal of, Premium, if any, and interest on, the Notes, and any other amounts due with respect to the Notes, shall be made only from assets subject to or intended to be subject to the Liens of this Indenture and the other Security Documents, the income and proceeds received by the Indenture Trustee therefrom and all payments of principal, Premium, if any, and interest, and any other amounts due with respect to the Notes, shall be made in accordance with the terms of Section 2.8 and Article 4. The Indenture Trustee agrees, and each Noteholder, by its acceptance of a Note, shall be deemed to agree (a) that they will look solely to the assets subject to or intended to be subject to the Liens of this Indenture and the other Security Documents, the income and proceeds received by the Indenture Trustee therefrom to the extent available for distribution to such Noteholder as herein provided and (b) except as otherwise expressly provided herein, no Exculpated Person, including the Owner Participant (except with respect to any election made by it to purchase the Notes as provided herein), is liable to any Noteholder or to the Indenture Trustee for any amounts payable under any Note or this Indenture.

                  Anything in this Indenture or the other Operative Agreements to the contrary notwithstanding, the Indenture Trustee shall not have any claim, remedy or right to proceed against the Lessor or the Owner Participant on a recourse basis or any past, present or future beneficiary, stockholder, subscriber of capital stock, officer, director, incorporator, partner, employee, agent or Affiliate of either thereof whether by virtue of any statute or rule of law or by enforcement of any penalty or assessment or otherwise, for the payment of any deficiency or any other sum owing on account of the payment of the indebtedness under the Notes or for any other liability resulting from any breach of any representation, agreement or warranty of the Lessor of any nature whatsoever in this Indenture or any other Operative Agreement from any source other than the Indenture Estate; and the Indenture Trustee and the Noteholders, by the acceptance of this Indenture, waive and release any such liability of the Lessor and the Owner Participant on a recourse basis or any past, present or future beneficiary, stockholder, subscriber of capital stock, officer, director, incorporator, partner, employee, agent or Affiliate of either thereof for and on account of such indebtedness or such liability, and the Indenture Trustee and the Noteholders agree to look solely to the Indenture Estate for the payment or satisfaction of such liability.

                  SECTION 2.13 Series of Notes. Subject to the satisfaction or waiver of the requirements of Sections 2 and 15 of the Participation Agreement, as applicable, and except as otherwise provided in any Supplemental Indenture, the Lessor shall have the right from time to time to issue Notes to provide (a) a portion of the Lessor's Purchase Price of the Leased Property, (b) sufficient funds to redeem all or a portion of the principal of Notes of any series theretofore authenticated and delivered hereunder which are to be redeemed, or
(c) for all or a portion of the amount of any Supplemental Financing of any Alteration in excess of the corresponding Additional Equity Investment. The terms, conditions, designations and maximum aggregate principal amount of each series of such Notes (to the extent not inconsistent with this Indenture) shall be set forth in a Supplemental Indenture executed by the Lessor and the Indenture Trustee; provided that (i) no Premium or penalty shall be payable as a result of (a) the redemption of such Notes occurring as a result of an Event of Loss or a Total Taking or (b) the payment of such Notes after the declaration of acceleration of such Notes or in connection with the occurrence of an Indenture Event of Default other than as provided in Section 7.2(a) and (ii) the Interest Payment Dates for all Notes and the regular Record Dates for all Notes shall not differ. The Indenture Trustee shall authenticate and deliver Notes in accordance with the provisions of such Supplemental Indenture upon receipt by the Indenture Trustee of the following documents:

                  (i) a copy of such Supplemental Indenture and the certificates representing such Notes together with a Lessor Request that the Indenture Trustee execute such Supplemental Indenture and authenticate such Notes;

                  (ii) an Officer's Certificate of each of the Lessor and the Owner Participant stating that no Indenture Event of Default attributable to it has occurred and is continuing;

                  (iii) an Officer's Certificate of the Lessee stating that the requirements of the Participation Agreement and the Lease, as appropriate, for the issuance of such Notes have been met or waived;

                  (iv) an Officer's Certificate of the Lessee stating that no Default or Event of Default (or, in the case of a refinancing pursuant to Section 15 of the Participation Agreement, no Material Default) has occurred and is continuing;

                  (v) an Officer's Certificate of the Guarantor stating that no default or breach of any of the Guarantor's obligations under the Guarantee has occurred and is continuing;

                  (vi) an Officer's Certificate of the Lessee and an Opinion of Counsel stating that all requirements for, and conditions precedent to, the issuance of such Notes under this Indenture and the related Supplemental Indenture have been satisfied;

                  (vii) so long as the Pass Through Trust holds any Notes, an opinion of counsel reasonably satisfactory to the Pass Through Trustee to the effect that the issuance of such Alteration Notes does not cause, nor can it be reasonably foreseen to cause, the Pass Through Trust to become an "investment company," as defined in the Investment Company Act of 1940, as amended;

                  (viii) other than an issuance in connection with a refinancing of all Outstanding Notes, a Rating Agency Confirmation from each Rating Agency; and

                  (ix) such additional information, documents, certificates and opinions as shall be reasonably requested by the Indenture Trustee.

                  SECTION 2.14 Legends. Unless sold pursuant to an effective registration statement under the Securities Act, all Notes issued hereunder shall bear the following legend:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

                  Prior to any transfer of any Note bearing such legend, in whole or in part (other than pursuant to an effective registration statement under the Securities Act, or a sale or other disposition made pursuant to Rule 144 or 144A (or any successor rules) of such Act), the Noteholder thereof shall furnish, at the expense of such Noteholder, to the Lessor, the Lessee and the Indenture Trustee an Opinion of Counsel, which shall be reasonably satisfactory in form and substance to such parties, to the effect that such transfer is exempt from registration under the Securities Act.

                                    ARTICLE 3

                           SATISFACTION AND DISCHARGE

                  SECTION 3.1 Satisfaction and Discharge of Indenture. With respect to Notes of any series of a particular Stated Maturity, if at any time
(a) the principal of, Premium, if any, on and interest on all of the Notes Outstanding of such series with such Stated Maturity shall have been paid in full or (b) all of the Notes of such series with such Stated Maturity theretofore authenticated (other than any such Notes which shall have been replaced or paid as provided in Section 2.7) shall have been delivered to the Indenture Trustee for cancellation and all other sums, if any, secured hereby owing to the Noteholders thereof shall have been paid in full, then the Liens and security interests created by this Indenture and the other Security Documents shall cease to secure any obligations with respect to such Notes and the terms and conditions set forth in this Indenture shall no longer apply to such Notes of the applicable Noteholders and, if no Notes of any other series are then Outstanding and all other sums secured by this Indenture shall have been paid in full, at the Lessor's expense, the Indenture Trustee shall execute and deliver to the Lessor (or its designee) appropriate instruments acknowledging the satisfaction and termination of this Indenture and the other Security Documents and such other instruments provided to it in recordable form releasing its Liens on and security interests in the Indenture Estate or otherwise reconveying the Indenture Estate to the Lessor, as applicable.


                                    ARTICLE 4

                    RECEIPT, DISTRIBUTION AND APPLICATION OF
                  INCOME AND PROCEEDS FROM THE INDENTURE ESTATE

                  SECTION 4.1 Basic Rent; Interest on Overdue Installments of Basic Rent. (a) Except as otherwise provided in Section 4.3 or 4.7, each installment of Basic Rent and any payment of Additional Rent representing Rent Differential or interest on overdue installments of Basic Rent or in respect of interest due under Section 2.8, shall be promptly distributed by the Indenture Trustee on the date such payment is due under the Lease (or as soon thereafter as such payment shall be received by the Indenture Trustee) in the following order of priority:

                  first, so much of such aggregate amount as shall be required to pay in full the principal of and interest then due on all Outstanding Notes shall be distributed to the Persons entitled thereto and in case such aggregate amount shall be insufficient to pay in full the whole amount so due and unpaid, then to the payment of such principal and interest, without any preference or priority of one such Note over another, ratably according to the aggregate amount then due for principal and interest at the date of payment; and
                  second, the balance, if any, of such installment or payment remaining thereafter shall be distributed to the Lessor or as the Lessor may direct the Indenture Trustee in writing.

Subject to Sections 4.2, 4.3 and 4.7, if, as a result of any failure by the Lessee to pay in full any installment of Basic Rent when due (or within any applicable period of grace) or for any other reason, there shall not have been distributed pursuant to this Section 4.1 on any date (or within any applicable period of grace) the full amount then distributable pursuant to clause "first" of this Section 4.1(a), the Indenture Trustee shall distribute other payments of the character referred to in Section 4.4 (other than Excepted Payments representing Additional Rent made pursuant to Section 6.2 of the Lease) or
Section 4.5 then held by it or thereafter received by it, except as otherwise provided in Section 4.3, to the Noteholders to the extent necessary to make all the distributions then due pursuant to clause "first" of this Section 4.1(a); provided, however, that, to the extent any distribution is made from such amounts held pursuant to Section 4.4 or 4.5 and the payment of Basic Rent or Additional Rent in respect of which such distribution was made is subsequently made, such payment of Basic Rent or Additional Rent, unless an Indenture Event of Default shall have occurred and be continuing, shall be applied to the purpose for which such amount held pursuant to Section 4.4 had been held or in accordance with Section 4.5, as applicable, subject, in all cases, to the provisions of Sections 4.4 and 4.5. The portion of each such installment or payment made to the Indenture Trustee that is to be distributed by the Indenture Trustee in payment of Notes shall be applied in accordance with this Section 4.1(a). Any payment received by the Indenture Trustee pursuant to the first sentence of Section 7.10(a)(1) shall be distributed to the Noteholders in the order of priority set forth in clause "first" of this Section 4.1(a).

                  (b) Subject to Sections 4.2, 4.3 and 4.7, if, at the time of receipt by the Indenture Trustee of any installment of Basic Rent (whether or not then overdue) or Additional Rent of the kind described in Section 6.2 of the Lease, there shall have occurred and be continuing an Indenture Event of Default, then the Indenture Trustee shall retain such payments (to the extent the Indenture Trustee is not then required to distribute such amount pursuant to clause "first" of Section 4.1(a)) as part of the Indenture Estate and shall not distribute any such payments pursuant to clause "second" of Section 4.1(a) until the earliest of (i) the first Business Day occurring more than 180 days following (a) in the case of an Indenture Event of Default under Section 7.1(a), the date of the occurrence of such Indenture Event of Default and (b) in the case of any other Indenture Event of Default (other than an Indenture Event of Default which is not an Event of Default), the date on which the Indenture Trustee shall have received notice of such Indenture Event of Default, in which cases such retained payment (to the extent not theretofore applied as provided herein) shall be distributed pursuant to clause "second" of Section 4.1(a), (ii) such time as the Notes shall have been declared, or shall have become, due and payable pursuant to Section 7.2 or if sooner, such time as the Indenture Trustee has commenced to exercise its rights and remedies under Article 7, in which case such retained payment shall be distributed pursuant to Section 4.3 and (iii) such time as neither such Indenture Event of Default nor any other Indenture Event of Default shall any longer be continuing or have been cured or waived, in which case such retained payment shall be distributed pursuant to clause "second" of Section 4.1(a); it being understood that following an Indenture Event of Default and the lapse of 180 days during which period the Indenture Trustee failed to accelerate the Notes, such Indenture

Event of Default shall not thereafter be the basis of a retention of any Basic Rent or Additional Rent payment hereunder.

                  SECTION 4.2 Amount Received as Result of Event of Loss, Total Taking or Option to Terminate.

                  (a) Except as otherwise provided in Sections 4.3 and 4.7, if an Event of Loss (as provided in Article 14 of the Lease) or a Total Taking (as provided by Article 15 of the Lease) shall occur, any amounts payable by the Lessee under Article 14 or 15 of the Lease and received by the Indenture Trustee in respect of such Event of Loss or Total Taking shall be distributed on the date of receipt as provided in Section 4.3 (except that payments and other amounts shall be distributed under clause "second" thereof first and under clause "first" thereof second).

                  (b) Except as otherwise provided in Section 4.3 or 4.7, any payments received and amounts realized by the Indenture Trustee upon exercise of the Lessee's option to terminate the Lease pursuant to Article 5 thereof shall in each case be distributed on the Obsolescence Termination Date as provided in
Section 4.3 (except that payments and other amounts shall be distributed under clause "second" thereof first and under clause "first" thereof second).

                  (c) Except as otherwise provided in Section 4.3 or 4.7, any payments received and amounts realized by the Indenture Trustee upon an optional redemption as contemplated by Section 6.1(b)(iii) shall in each case be distributed on the date set for such redemption as provided in Section 4.3 (except that payments and other amounts shall be distributed under clause "second" thereof first (except references therein to "all Notes" shall be deemed to be references to "all Notes of the series that called for such redemption") and under clause "first" thereof second).

                  SECTION 4.3 Amounts Received After, or Held at Time of, Indenture Event of Default. Except as otherwise provided in Section 4.7, all payments received and amounts held or realized by the Indenture Trustee in respect of the Indenture Estate (including any amounts realized by the Indenture Trustee from the exercise of any remedies pursuant to the Lease or Article 7) after an Indenture Event of Default shall have occurred and be continuing, as well as all payments thereafter received or amounts then held by the Indenture Trustee as part of the Indenture Estate, if the Notes shall have been accelerated or been deemed accelerated pursuant to Section 7.2 or if the Indenture Trustee shall have commenced to exercise its rights and remedies under
Article 7, shall be distributed by the Indenture Trustee in the following order of priority:

                  first, so much of such payments or amounts as shall be required to pay the Indenture Trustee all amounts then due to it pursuant to Section 8.5 shall be applied to pay the Indenture Trustee such amounts;

                  second, so much of such payment or amounts remaining as shall be required to pay in full the principal, Premium, if any, on and interest thereon to the date of distribution shall be applied ratably to the payment of such principal, Premium, if any, and interest; and in case such aggregate amount shall be insufficient to pay in full the whole amount so due and unpaid, then to the payment of such principal, Premium, if any, and interest without priority of one over another, ratably according to the aggregate unpaid principal,

         Premium, if any, and interest on all Notes held by each such Noteholder bears to the aggregate unpaid principal, Premium, if any, and interest thereon to the date of distribution; and

                  third, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to the Lessor or as the Lessor may direct.

         Notwithstanding the provisions of this Section 4.3, Premium, if any, on Notes other than Series A-1 Notes and Series A-2 Notes shall be distributed in the order of priority set forth in the Supplemental Indenture providing for the issuance of such Notes.

                  SECTION 4.4 Amounts Received for Which Provision is Made in an Operative Agreement. Except as otherwise provided in Section 4.1, 4.2, 4.3 or 4.7, any payments received by the Indenture Trustee in respect of the Indenture Estate for which provision as to the application thereof is made in an Operative Agreement shall be applied forthwith to the purpose for which such payment was made in accordance with the terms of such Operative Agreement. Notwithstanding the foregoing, any payments received by the Indenture Trustee from insurers (other than with respect to self-insurance or policy deductibles) with respect to damage, loss, condemnation, theft, seizure or other casualty not constituting an Event of Loss shall, until the requirements of Section 14.2(c) of the Lease have been satisfied, be held by the Indenture Trustee as a part of the Indenture Estate, as security for the obligations of the Lessor under this Indenture and the Notes, but shall (to the extent not theretofore applied to the Lessee's obligations as provided under Section 14.2 of the Lease) be released to the Lessee from time to time if and to the extent required by Section 14.2(c) of the Lease.

                  SECTION 4.5 Amounts Received for Which No Provision Is Made. Except as otherwise provided in Section 4.2, 4.3 or 4.7, any payments received and any amounts realized by the Indenture Trustee in respect of the Indenture Estate for which no provision as to the application thereof is made in an Operative Agreement or elsewhere in this Article 4 shall be held by the Indenture Trustee as part of the Indenture Estate, and, to the extent the same are received or realized at any time after payment in full of the principal of, Premium, if any, and interest on all the Notes and all other amounts owing to the Noteholders hereunder, such payments and amounts, together with any other amounts remaining as part of the Indenture Estate after payment in full of the principal of, Premium, if any, and interest on all the Notes and all other amounts owing to the Noteholders hereunder, shall be distributed by the Indenture Trustee in the order of priority set forth in clause "second" of
Section 4.1(a).

                  SECTION 4.6 Payments to Lessor. Unless otherwise directed by the Lessor, all payments to be made to the Lessor hereunder shall be made to the Lessor by wire transfer of immediately available funds as soon as practicable but in any event prior to 2:00 p.m., New York City time, on the date of receipt, to such account at such bank or trust company as the Lessor shall from time to time designate in writing to the Indenture Trustee.

                  SECTION 4.7 Excepted Payments. Anything in this Article 4 or elsewhere in this Indenture to the contrary notwithstanding, any Excepted Payment received at any time by the

Indenture Trustee shall be distributed as promptly as practicable to the Person entitled to receive such Excepted Payment.

                                    ARTICLE 5

                                    COVENANTS

                  SECTION 5.1 Payment of Principal, Premium, if any, and Interest. The Lessor will duly and punctually pay the principal of, Premium, if any, and interest on and any other amounts due under the Notes and hereunder in accordance with, and subject to, the terms of the Notes and this Indenture.

                  SECTION 5.2 Money for Note Payments To Be Held in Trust in an Eligible Account. All moneys received by the Indenture Trustee or any Paying Agent for the purpose of paying the principal of, Premium, if any, on or interest on the Notes shall at all times be deposited into separate Eligible Accounts for each series of Notes issued hereunder and held in trust for the benefit of the Noteholders entitled to such principal, Premium, if any, on or interest, subject to the provisions of this Section 5.2. Moneys so deposited and held in trust shall not be a part of the Indenture Estate but shall constitute a separate trust fund for the benefit of the relevant Noteholders of each series of Notes, and no portion of each such separate trust fund shall be commingled with other funds, including funds constituting part of the Indenture Estate which may be held from time to time by the Eligible Institution with which the Eligible Account is kept.

                  The Lessor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which such sums were held by such Paying Agent, and, upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Indenture Trustee or any Paying Agent in trust for the payment of the principal of, Premium, if any, or interest on any Note and remaining unclaimed for two years and 11 months (or such lesser period as may be required by law to give effect to this provision) after such principal, Premium, if any, or interest has become due and payable shall be paid to the Lessor; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look solely to the Lessor to the extent such moneys shall have been paid to the Lessor for payment thereof, and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such payment, may, at the expense of the Lessor, cause to be mailed to each such Noteholder notice that such money remains unclaimed and that, after a date specified therein, which date shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Lessor.

                  SECTION 5.3 Maintenance of Office and Agency. The Lessor will maintain an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Lessor in respect of Notes and this Indenture may be served, which on the date of this Indenture shall be the Indenture Trustee's Office. The Lessor will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of each such office or agency. If at any time the Lessor shall fail to maintain any such office or agency or the Lessor shall fail to furnish the Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Indenture Trustee's Office, and the Lessor hereby appoints the Indenture Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  SECTION 5.4  Title; Further Assurances; Recording.
                               ------------------------------------

                  (a) NEITHER THE OWNER PARTICIPANT, NOR THE LESSOR, MAKES (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, ABSENCE OF LATENT DEFECTS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR FITNESS FOR USE OF THE LEASED PROPERTY (OR ANY PART THEREOF) OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTY (OR ANY PART THEREOF), except that the Lessor represents and warrants that on the Closing Date (x) the Indenture Estate shall be free of any Lessor's Lien attributable to it and (y) it shall have received such title to its assets as was conveyed to it on such date and the Indenture Estate shall be free of any Lessor's Liens attributable to it or (ii) any representation or warranty as to the validity, sufficiency, legality or enforceability of any Operative Agreement, or as to the correctness of any statement contained therein except, in the case of the Lessor, to the extent that any such statement in any Operative Agreement was or is expressly made by the Lessor, and except that the Lessor hereby represents and warrants (x) that it has the requisite power and authority to execute and deliver the Operative Agreements to which it is a party and that such Operative Agreements have been, and the Notes, upon execution and delivery, will have been, duly executed and delivered by one or more of the Authorized Officers of the Lessor and (y) that its performance of all transactions contemplated herein or therein have been duly authorized by all necessary action.

                  (b) Neither the Owner Participant nor any Noteholder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Note or other right, title or interest of the Owner Participant or of any Noteholder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of the Owner Participant or of such Noteholder to any accounting or to the transfer to it of legal title to any part of the Indenture Estate, other than as set forth in this Indenture, and such restriction shall run with the land and survive any termination of this Indenture in violation thereof.

                  SECTION 5.5 Termination of Lessor LLC Agreement and Transfer of Interest. The Lessor shall not act to terminate or permit the termination of the Lessor LLC Agreement before the date that the Notes and all other sums payable hereunder to the Noteholders have been paid in full pursuant to Section 3.1, except with the written consent of the Indenture Trustee. Except as permitted by this Indenture, without the prior written consent of the Indenture Trustee

(which, as long as any Pass Through Certificates are Outstanding, shall require a Rating Agency Confirmation), the Lessor shall not transfer any interest in the Leased Property, either legal or equitable, unless the Notes have been redeemed in accordance with this Indenture and the applicable Supplemental Indenture and all other sums payable hereunder and thereunder have been paid.

                  SECTION 5.6 Notice of Default. The Lessor will deliver to the Indenture Trustee and the Lessee, promptly after an Authorized Officer of the Lessor has obtained actual knowledge thereof, written notice of any event or condition which is a Default or an Indenture Default.

                  SECTION 5.7 Discharge of Liens; Etc.
                              ------------------------

                  (a) The Lessor agrees that it shall not, directly or indirectly, create, incur or suffer to exist any Lessor's Liens attributable to it and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge any such Lessor's Liens.

                  (b) Except as expressly permitted or contemplated by the terms of the Operative Agreements (including, without limitation, Article 10 of the Lease), the Lessor will not contract for, create, incur, assume or suffer to exist any debt, and will not guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse (other than endorsements for collection in the ordinary course of business) or otherwise be or become contingently liable, directly or indirectly, in respect of the debt of any other Person.

                  (c) The Lessor will not enter into any business or activity other than the business of owning the Leased Property, the leasing thereof to the Lessee and the carrying out of the transactions contemplated by the Operative Agreements and other activities necessary or appropriate to the maintenance of its existence and the performance of its obligations under the Operative Agreements, as amended from time to time as permitted by the Granting Clauses hereof.

                  SECTION 5.8 Notice of Remedial Action. The Lessor shall furnish the Indenture Trustee with prior written notice of any remedy to be undertaken by it pursuant to Article 20 of the Lease.

                  SECTION 5.9 Limited Purpose. Notwithstanding anything to the contrary contained herein, at all times until each of the Notes and all other obligations of the Lessor under this Indenture and the other Security Documents have been satisfied and performed in full:

                  (a) the Lessor shall not incur any indebtedness, except as contemplated by the Operative Agreements;

                  (b) the Lessor shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets, except as may otherwise be permitted by the Operative Agreements;

                  (c) the Lessor shall not amend, supplement or modify its organizational documents except by an instrument in writing signed by the Owner Participant, as its managing member, in accordance with and subject to Sections 4(d)(1) and 5(b)(8)(c) of the Participation Agreement;

                  (d) the Lessor shall not engage in any business activity other than the ownership and operation of its assets as contemplated by the Operative Agreements; and

                  (e) the Lessor shall not form, or cause to be formed, any Subsidiaries.

                  SECTION 5.10 Separateness Covenants. Notwithstanding anything to the contrary contained herein, at all times until each of the Notes has been satisfied and performed in full, the Lessor shall:

                  (a) maintain books and records separate from any other Person;

                  (b) maintain its bank accounts separate from any other Person;

                  (c) not commingle its assets with those of any other Person and hold all of its assets in its own name;

                  (d) conduct its own business in its own name;

                  (e) maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other Person;

                  (f) pay its own liabilities and expenses only out of its own funds;

                  (g) observe all corporate and other organizational formalities appropriate for the organizational structure of the Lessor;

                  (h) enter into transactions with Affiliates only when such transaction is commercially reasonable, and on the same terms as would be available in an arms' length transaction with a Person that is not an Affiliate;

                  (i) pay the salaries of its own employees, if any, from its own funds;

                  (j) maintain a sufficient number of employees in light of its contemplated business operations[, which number may be zero if no employees are needed in light of its contemplated business operations];

                  (k) not guarantee or become obligated for the debts of any other Person;

                  (l) not hold out its credit as being available to satisfy the obligations of any other Person;

                  (m) not acquire the obligations or securities of its Affiliates or owners, including members or shareholders, as appropriate;

                  (n) not make loans to any other Person or buy or hold evidence of indebtedness issued by any other Person (except for cash and investment-grade securities);

                  (o) allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of any Affiliate;

                  (p) use separate stationery, invoices and checks bearing its own name;

                  (q) not pledge its assets for the benefit of any other Person;

                  (r) hold itself out as a separate entity;

                  (s) correct any known misunderstanding regarding its separate identity;

                  (t) not identify itself as a division of any other Person; and

                  (u) maintain adequate capital in light of its contemplated business operations.


                                    ARTICLE 6

                               REDEMPTION OF NOTES

                  SECTION 6.1  Applicability of Article.
                               ------------------------

                  (a) Except as otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes, redemption of Notes, as required by any provision of this Indenture, shall be made in accordance with this Article 6. Redemption of any series of Notes shall be made only to the extent permitted by the Supplemental Indenture providing for the issuance of such Notes and not inconsistent with the provisions hereof.

                  (b) (i) Upon the termination of the Lease pursuant to Section 14.1(b) or Section 15.1(b) thereof following the occurrence of an Event of Loss or Total Taking with respect to the Leased Property, each Outstanding Note shall be redeemed in whole at a Redemption Price equal to the aggregate unpaid outstanding principal amount thereof, without Premium, together with accrued and unpaid interest thereon to but excluding the applicable Redemption Date, unless in accordance with the provisions of Section 5.2 of the Lease, Replacement Property shall become subject to the Lien of this Indenture and the other Security

Documents. The Redemption Date for Notes to be redeemed pursuant to this Section 6.1(b)(i) shall be the Casualty Termination Date or the Taking Termination Date, as the case may be.

                  (ii) Upon termination of the Lease pursuant to Section 5.1 thereof, each Outstanding Note shall be redeemed in whole at a Redemption Price equal to the aggregate unpaid principal amount thereof together with accrued but unpaid interest thereon to, but not including, the applicable Redemption Date plus, a Premium, if any, as provided for by the Supplemental Indenture relating to such Note. The Redemption Date for Notes to be redeemed pursuant to this clause (ii) shall be the Obsolescence Termination Date.

                  (iii) The Notes of any series are also subject to optional redemption, in whole or in part, to the extent and under the circumstances set forth in the Supplemental Indenture pursuant to which the Notes of such series were issued.

                  (iv) Upon the giving of the notice of redemption contemplated by Section 6.4, and subject to Section 6.5, the principal amount of the Notes to be redeemed, Premium, if any, and interest thereon to the Redemption Date specified in such notice shall become due and payable on such Redemption Date as provided in Section 6.6.

                  SECTION 6.2 Notice to Indenture Trustee of Redemption. In case of any election by the Lessor to redeem Notes with respect to any series, the Lessor shall, at least 30 days prior to the scheduled Redemption Date (unless a shorter notice shall be satisfactory to the Indenture Trustee), notify the Indenture Trustee in writing of such Redemption Date and of the series, the principal amount and Stated Maturity of Notes to be redeemed.

                  SECTION 6.3 Selection by Indenture Trustee of Notes To Be Redeemed. If less than all the Notes of any series of a particular Stated Maturity are to be redeemed, the particular Notes of such series and such Stated Maturity to be redeemed shall be selected by the Indenture Trustee, in reliance on and following receipt by the Indenture Trustee of the notice required by
Section 6.2, from the Outstanding Notes of such series of such particular Stated Maturity not previously called for redemption, pro rata in accordance with the principal amounts thereof, or by lot, or by such other method as shall be more fully specified in the Supplemental Indenture creating such series of Notes, which Supplemental Indenture may also provide for the selection for redemption of portions of the principal of Notes of a denomination larger than the minimum authorized denomination for such Notes. If Notes are to be selected for any redemption pursuant to this Section, the Indenture Trustee may make such adjustments as it shall deem necessary so that the principal amount of Notes redeemed shall be $1,000 or an integral multiple thereof (unless otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes).

                  The Indenture Trustee shall promptly notify the Lessor, the Note Registrar and the Paying Agent in writing of the Notes selected for redemption.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes (other than with respect to the discharge of this Indenture or the release of any portion of the Indenture Estate) shall relate, in the case of any

Note redeemed or to be redeemed only in part, to the portion of the principal of such Note which has been or is to be redeemed.

                  SECTION 6.4 Notice of Redemption. Except as otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes, notice of redemption of Notes shall be given by the Indenture Trustee, in accordance with Section 1.5, not less than 25 days prior to the Redemption Date, to each Noteholder of a Note to be redeemed, at its address appearing on the Note Register.

                  Unless otherwise provided as to a particular series of Notes, all notices of redemption shall state:

                  (a)  the Redemption Date,

                  (b)  the Redemption Price,

                  (c) if less than all Outstanding Notes of a series are to be redeemed, the identification of the particular Notes, including the Stated Maturity of the Notes of such series to be redeemed,

                  (d) any condition to such redemption including, without limitation, that, if applicable, such redemption is subject to the provisions set forth in Section 6.5(b),

                  (e) that on the Redemption Date, and upon the satisfaction of each such condition, the Notes or portions thereof to be redeemed shall cease to bear interest, and

                  (f) the place where such Notes are to be surrendered for payment of the Redemption Price.

                  Notice of redemption of Notes to be redeemed shall be given by the Indenture Trustee in the name of the Lessor.

                  SECTION 6.5 Deposit of Redemption Price. (a) Except as provided in paragraph (b) of this Section 6.5, on or prior to any Redemption Date, the Lessor shall deposit, or cause to be deposited, with the Indenture Trustee an amount of money sufficient to pay the Redemption Price of all the Notes which are to be redeemed on that date and such amount shall be held by the Indenture Trustee in a separate Eligible Account until such amount has been applied pursuant to Section 6.6.

                  (b) Except as otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes, any redemption notice with respect to a redemption of the Notes, shall state, and it shall be the case that, such redemption shall be conditional upon the receipt by the Indenture Trustee on or prior to 11:00 a.m. local time in New York, New York on the Business Day fixed for such redemption) of moneys in immediately available funds sufficient to pay the principal of, Premium, if any, on and interest on such Notes to be redeemed, and that if such moneys shall not have been so received such notice of redemption shall be of no force and effect, and the Lessor shall not be required to redeem such Notes. In the event that such moneys are not so received, the redemption shall not be made and the Indenture Trustee shall prior to the date fixed for such redemption give notice to each Noteholder, in the manner in which the notice of redemption was given, that such moneys were not so received.

                  SECTION 6.6 Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, except as provided in Section 6.5(b), become due and payable at the designated corporate trust office of the Paying Agent at the Redemption Price therein specified, and from and after such date (unless there shall be a default in the payment of the Redemption Price), such Notes shall cease to bear interest. Upon surrender of such Notes for redemption in accordance with such notice, such Notes shall be paid at the Redemption Price, exclusive, however, of installments of interest maturing on or prior to the Redemption Date payment of which shall have been made or duly provided for to the Noteholders registered as such on the relevant Record Dates, or otherwise, according to the terms and the provisions of Section 2.8.

                  Except as provided in Section 6.5(b), if any Note called for redemption shall not be so paid upon surrender thereof for redemption because the Indenture Trustee shall not have received pursuant to Section 6.5 an amount of money sufficient to pay the Redemption Price for such Note, the principal and Premium, if any, and (to the extent permitted by Applicable Law) interest shall, until paid, continue to bear interest from the Redemption Date at the rate borne by the Note in respect of overdue payments (and in the absence thereof, at the contract rate therefor).

                  SECTION 6.7 Notes Redeemed in Part. Except as otherwise provided in the applicable Supplemental Indenture with respect to a series of Notes, any Note which is to be redeemed only in part shall be surrendered at the corporate trust office of the Paying Agent (with due endorsement by, or a written instrument of transfer in form satisfactory to the Note Registrar duly executed by, the holder thereof or its attorney duly authorized in writing) and the Lessor shall execute and the Indenture Trustee shall authenticate and deliver to the Paying Agent for delivery to the Noteholder a new Note or Notes of the same series, interest rate and Stated Maturity and in any authorized denomination as requested by such Noteholder in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                    ARTICLE 7

                      INDENTURE EVENTS OF DEFAULT; REMEDIES

                  SECTION 7.1 Indenture Events of Default. The term "Indenture Event of Default" shall mean any of the following events, and any such event shall continue to be an Indenture Event of Default if and for so long as it shall not have been remedied or waived:

                  (a) the failure of the Lessor to pay when due (other than as a result of an Event of Default) any payment of principal of, Premium, if any, or interest on any Note, and such failure shall have continued unremedied for 10 Business Days; or

                  (b) the occurrence of an Event of Default (other than any such Event of Default arising by reason of nonpayment of, or failure to perform with respect to, any Excepted Payment when due); or

                  (c) the Lessor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or it shall consent to any such relief or to the appointment of or taking of possession by any such official in any involuntary case or other proceeding commenced against it, or it shall make a general assignment for the benefit of creditors; or

                  (d) a decree or order for relief shall be entered by a court having jurisdiction over the Lessor in any involuntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Lessor, its interest in the Indenture Estate or any substantial part of the Lessor's property; or the ordering the winding-up or liquidation of the Lessor or its affairs, and such appointment or order shall remain undismissed or unstayed for a period of 90 consecutive days; or

                  (e) any failure by the Lessor to comply in any material respect with any covenant contained in this Indenture or any of the other Operative Agreements, which failure is not remedied within a period of 90 days after there has been given to the Lessor or the Owner Participant, as the case may be, by registered or certified mail, a written notice specifying such failure and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, by the Indenture Trustee or by a Majority in Interest of Noteholders; provided, however, that if such failure to comply cannot be cured by payment of money within such 90-day period or, with respect to other breaches, cannot be cured by diligent efforts within such 90-day period but efforts to cure shall have been properly commenced within such period, the cure period, as long as the Lessor or Owner Participant is diligently pursuing a cure, shall be extended for an additional period of time not in excess of 90 days, if such failure is capable of being remedied during such additional period, as may be necessary to cure; or

                  (f) any representation or warranty made by the Lessor, in, or in any certificate delivered pursuant to, this Indenture or the Participation Agreement or by the Owner Participant, in, or in any certificate delivered pursuant to, the Participation Agreement or by the Owner Participant Parent Guarantor, in, or in any certificate delivered pursuant to, the Owner Participant Parent Guaranty shall prove at any time to have been inaccurate in any material respect as of the date made and shall remain material at the date of the notice referred to below and any material adverse impact of such inaccuracy shall continue unremedied for a period of 90 days after there has been given to the Lessor, the Owner Participant or the Owner Participant Parent Guarantor, as the case may be, by registered or certified mail, a written notice specifying such incorrectness and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, by the Indenture Trustee or a Majority in Interest of Noteholders; or

                  (g) the revocation, cancellation, repudiation, deemed invalidity of the Owner Participant Parent Guaranty or termination thereof by the Owner Participant Parent Guarantor or the Owner Participant Guaranty shall no longer in full force and effect.

                  SECTION 7.2  Acceleration upon Notice; Rescission.
                               ------------------------------------

                  (a) During the continuance of any Indenture Event of Default and subject to the provisions of Section 7.10, the Indenture Trustee, in its discretion may (or when so directed in a Directive), or a Majority in Interest of Noteholders may, in any such case, by notice in writing to the Lessee, the Lessor and the Owner Participant (and to the Indenture Trustee if given by Noteholders), declare the principal of all the Outstanding Notes and the interest accrued thereon to be due and payable immediately, and thereupon the same shall become immediately due and payable (subject to the last sentence of this Section 7.2(a)) without Premium. If an Indenture Event of Default referred to in clause (c) or (d) of Section 7.1 shall have occurred, or an Event of Default of the type referred to in clause (c) or (d) of Section 7.1 shall have occurred with respect to the Lessee or the Guarantor, then and in every such case, the unpaid principal of all Outstanding Notes, together with interest accrued but unpaid thereon, and all other amounts due thereunder and hereunder, shall, unless the Indenture Trustee shall otherwise direct, automatically and without further act become immediately due and payable, (subject to the following sentence, without Premium) without presentment, demand, protest or notice, all of which are hereby waived. Upon any exercise of remedies by the Lessor under the circumstances and as permitted by paragraph (bb) following the Granting Clauses that result in the termination of the Lease, acceleration of Rent due thereunder or a demand under Section 20.6(b) of the Lease, then, in such case, the Indenture Trustee shall be deemed to have declared the principal of all Outstanding Notes to be due and payable, together with, if the Lessor, on direction of the Owner Participant, exercises such remedies (other than commencement of proceedings to enforce the Guarantee that do not result in a termination of the Lease) within 180 days after the occurrence of an Event of Default, Premium, all upon the receipt by the Indenture Trustee of any payments pursuant to such provisions.

                  (b) At any time after such acceleration and before any sale of the Indenture Estate, or any part thereof, shall have been made pursuant to any sale as hereinafter in this Article 7 provided, Noteholders, by Directive delivered to the Lessee, the Lessor, the Owner Participant and the Indenture Trustee, shall rescind and annul such declaration and its consequences if

                  (1) there shall have been paid to or deposited with the Indenture Trustee a sum sufficient to pay

                      (A) all overdue installments of interest on all Notes,

                      (B) the principal of and Premium, if any due under
                  Sections 1.7 and 1.8 of the First Supplemental Indenture or as provided in any other Supplemental Indenture, on any Notes which have become due otherwise than by such acceleration and interest thereon at the respective rates provided in the Notes for late payments of principal or Premium, and

                      (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the respective rates provided in the Notes for late payments of interest; and

                  (2) all Indenture Events of Default, other than the non-payment of the principal of Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 7.9.

                  No such rescission shall affect any subsequent Indenture Event of Default or impair any right consequent thereon.

                  SECTION 7.3  Enforcement of Remedies.
                               -----------------------

                  (a) Subject to Section 7.10 and the limitations set forth in this Section 7.3(a), if an Indenture Event of Default that constitutes an Event of Default shall have occurred and be continuing, then in every such case the Indenture Trustee, as assignee and mortgagee or secured party hereunder or otherwise, may, to the extent permitted by Applicable Law, exercise any or all of the rights and powers and pursue any or all of the remedies under the Lease (including Article 20 thereof) and, in connection therewith, corresponding remedies under this Article 7, and may take possession of all or part of the Indenture Estate and may exclude the Lessor and, in accordance with the terms of the Lease, the Lessee and, to the extent permitted by Applicable Law, all Persons claiming under either of them wholly or partly therefrom; provided, however, that, notwithstanding any provision herein to the contrary, the Indenture Trustee shall not exercise any remedies against the Indenture Estate seeking to deprive the Lessor of its interests therein unless a declaration of acceleration has been made pursuant to Section 7.2 or the Notes shall otherwise have become due and payable as provided therein. It is further agreed and understood that the Indenture Trustee shall not foreclose the Lien of this Indenture or the other Security Documents or otherwise exercise remedies which would result in the exclusion of the Lessor from the Indenture Estate as a result of any Indenture Event of Default that is attributable to one or more events or circumstances that constitute an Event of Default unless the Indenture Trustee has first declared the Lease to be in default and has exercised its rights to terminate the Lease and is diligently pursuing one or more significant dispossessory remedies under the Lease and has made demand or is currently making a demand upon the Guarantor under the Guarantee to perform its obligations thereunder (and, if any such demand has been dishonored, is diligently pursuing enforcement); provided, further, that, the Indenture Trustee shall not foreclose the Lessor's or Owner Participant's right to enforce its rights under the Guarantee prior to the term specified therefor in paragraph
(bb) following the Granting Clauses hereof.

                  (b) Any provision of the Lease or this Indenture to the contrary notwithstanding, if the Lessee shall fail to pay any Excepted Payment to any Person entitled thereto as and when due, such Person shall have the right at all times, to the exclusion of the Indenture Trustee, to demand, collect, sue for, enforce performance of obligations relating to or otherwise obtain all amounts due in respect of such Excepted Payment; provided, however, that, such Person shall not be entitled to (i) collect such payment from or execute any judgment against or otherwise cause the placing of a Lien upon any asset constituting a portion of the Indenture

Estate, (ii) terminate the Lease or (iii) exercise any remedies pursuant to
Article 20 of the Lease, except in the case of the Lessor, the remedy in Section 20.6(b) of the Lease.

                  SECTION 7.4 Specific Remedies; Limitations on Enforcement of Claims Without Possession of Notes. Subject to Sections 7.3, 7.9 and 7.10 and the provisions of the Granting Clause Documents, upon the occurrence of any Indenture Event of Default and at any time thereafter so long as the same shall be continuing:

                  (a) The Indenture Trustee may, and upon receipt of a Directive shall, in order to enforce the rights of the Indenture Trustee and of the Noteholders, (i) direct payment to it of all moneys and enforce any agreement or undertaking constituting a part of the Indenture Estate by any action, suit, remedy or proceeding authorized or permitted by this Indenture, by any of the other Security Documents or by law or by equity, and whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by Applicable Law, (ii) enforce the Liens and security interests granted by this Indenture or the other Security Documents on all or any part of the Indenture Estate by foreclosure, sale or action on the Notes or any other remedy available to it under Applicable Law and as set forth in the other Security Documents and (iii) sell, assign, transfer and deliver, from time to time to the extent and in the manner permitted by Applicable Law, all or any part of the Indenture Estate or any interest therein, at one or more sales with or without demand, advertisement or notice (except as herein required or as may be required by Applicable Law and as set forth in the other Security Documents) of the date, time and place of sale and any adjournment thereof, for cash or credit or other property, for immediate or future delivery and for such price or prices and on such terms as the Indenture Trustee, may determine in consultation with an investment banking firm appointed by the Indenture Trustee (at the expense of the Lessee, if such Indenture Event of Default is attributable to an Event of Default, otherwise at the expense of the Lessor) upon whose determination as to such terms the Indenture Trustee may, in the absence of manifest error, conclusively rely and shall be protected in relying, or as may be required by Applicable Law and as set forth in the other Security Documents, and, on any such sale or sales, the Indenture Trustee is hereby appointed the true and lawful attorney-in-fact of the Lessor (which appointment is irrevocable and coupled with an interest in the Notes), in its name and stead or in the name of the Indenture Trustee, to execute all deeds, bills of sale and instruments of assignment and transfer, and to make all necessary conveyances, assignments, transfers and deliveries; and the receipt of the Indenture Trustee for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the Indenture Estate or any part thereof. The Indenture Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee and of the Noteholders asserted or upheld in any bankruptcy, receivership or other judicial proceedings. It is agreed that 30 days' notice to the Owner Participant, the Lessor and the Lessee by the Indenture Trustee or the Noteholders, as the case may be, of (i) the date, time and place of any proposed sale by the Indenture Trustee of all or any part of the Indenture Estate or interest therein or (ii) the appointment of a receiver under any of the Security Documents (the "30 Day Notice"), is reasonable; provided that neither the Indenture Trustee nor the Noteholders may commence the foreclosure action or appoint such receiver during the 10 Business Days following the giving of such 30 Day Notice and, thereafter, if the Lessor shall have made the election to purchase all Outstanding Notes pursuant to Section 7.10(c) below and completed such purchase within the time specified therefor in Section 7.10(c).

                  The Indenture Trustee and any of the Noteholders may purchase at any of the foregoing sales and may, if permitted by Applicable Law, make a credit bid in an amount of up to the aggregate amount of all sums due under their respective Notes and this Indenture (including, in the case of the Indenture Trustee, a credit bid in an amount of up to the aggregate amount due with respect to all of the Outstanding Notes). If the Indenture Trustee enforces the Liens and security interests granted by this Indenture or the other Security Documents on all or any part of the Indenture Estate by foreclosure after the date of rejection of the Lease by Lessee under the Bankruptcy Code, the Indenture Trustee shall not thereafter sell (or lease) such Indenture Estate to Lessee, the Guarantor or any Affiliate of either the Lessee or the Guarantor (the "Ahold Affiliates"); it being understood, however, that if the Indenture Trustee is stayed or otherwise prevented by operation of law from removing any Ahold Affiliates from the Leased Property or any part thereof, such inability to remove shall not be deemed a violation of this provision nor prevent the Indenture Trustee or the Noteholders from exercising their rights and remedies under this Indenture or the other Security Documents.

                  (b) If any sale is made of the Indenture Estate or any portion thereof under the terms of this Indenture, the Lessor shall forthwith upon the making of such sale surrender and deliver possession of the property so sold to the purchaser at such sale, and in the event of its failure to surrender possession of said property upon demand, the purchaser, its heirs, successors or assigns, shall be entitled to institute and maintain an action with respect to said property in the local court in the county in which said property or any part thereof is situated as specified in Schedule B attached hereto. To the extent that the Indenture Estate constitutes personal property, the Indenture Trustee may elect to proceed as to both the real and personal property in accordance with its rights and remedies in respect of the real property pursuant to the Mortgage. The sale or sales by the Indenture Trustee of less than the whole of the Indenture Estate shall not exhaust the remedies herein granted, and the Indenture Trustee is specifically empowered to make a successive sale or sales until the whole of the Indenture Estate shall be sold; and if the proceeds of such sale or sales of less than the whole of the Indenture Estate shall be less than the aggregate of the unpaid principal of, Premium, if any, and interest due on the Outstanding Notes and any other indebtedness secured by this Indenture, this Indenture and the Lien, security interest and assignment hereof shall remain in full force and effect as to the unsold portion of the Indenture Estate just as though no sale or sales had been made; provided, however, that the Lessor shall never have any right to require the sale or sales of less than the whole of the Indenture Estate.

                  (c) Without limiting the foregoing, the Indenture Trustee, its assigns and its legal representatives, subject to the rights of the Lessee under the Lease, shall have as to such of the Indenture Estate as is subject to the Uniform Commercial Code or similar law in each relevant jurisdiction, all the remedies of a secured party under the Uniform Commercial Code or similar law in such jurisdiction and such further remedies as from time to time may hereafter be provided in such jurisdiction for a secured party.

                  (d) The Indenture Trustee may exercise any other right or remedy that may be available to it under Applicable Law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof.

                  (e) The Indenture Trustee shall not be personally liable, in the case of entry by it upon the Indenture Estate, for debts contracted or liabilities or damages incurred in the management or operation of the Indenture Estate, except for its negligence or willful misconduct.

                  SECTION 7.5 Actions for Ratable Benefit of Noteholders. All proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Notes may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment or reimbursement of the proper charges, expenses or advances of the Indenture Trustee, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

                  SECTION 7.6 Noteholders May Demand Enforcement of Rights by Indenture Trustee. Subject to Sections 7.3, 7.9 and 7.10, if an Indenture Event of Default shall have occurred and shall be continuing, the Indenture Trustee shall, upon the receipt of a Directive and upon the offering of indemnity as provided in Section 8.1(e), proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of, or Premium, if any, or interest on, the Notes or to foreclose this Indenture or any other Security Documents or to sell or to cause to be sold the Indenture Estate under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale granted herein or in any other Security Documents, or take such other appropriate legal, equitable or other remedy, as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights or powers of the Indenture Trustee or the Noteholders, or, in case such Noteholders shall have requested a specific method of enforcement permitted hereunder, in the manner requested, provided that such action shall be in accordance with law and the provisions of this Indenture, and the Indenture Trustee, subject to such indemnity provisions, shall have the right to decline to follow any such request if the Indenture Trustee in good faith shall determine that the suit, proceeding or exercise of the other remedy so requested would involve the Indenture Trustee in personal liability or expense.

                  SECTION 7.7 Control by Noteholders. The Majority in Interest of Noteholders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with the rights of the Lessor under this Indenture, and

                  (2) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction.

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

                  SECTION 7.8 Noteholder May Not Bring Suit Except under Certain Conditions. Subject to Sections 7.3, 7.9 and 7.10, a Noteholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the foreclosure of this Indenture or for the enforcement of any other remedy under or upon this Indenture, unless:

                  (1) such Noteholder previously shall have given written notice to the Indenture Trustee of a continuing Indenture Event of Default;

                  (2) the Indenture Trustee shall have received a Directive requesting that it institute such action, suit or proceeding and shall have been offered indemnity as provided in Section 8.1(e);

                  (3) the Indenture Trustee shall have refused or neglected to institute any such action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

                  (4) no subsequent Directive inconsistent with the first such Directive has been given to the Indenture Trustee during such 60-day period.

                  It is understood and intended that no one or more of the Noteholders shall have any right in any manner whatever hereunder or under the Notes to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of this Indenture on any property subject hereto or the rights of the Noteholders of any other Notes, (ii) obtain or seek to obtain priority over or preference to any other such Noteholder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Noteholders of all series, subject to the provisions of this Indenture.

                  SECTION 7.9 Waiver of Past Defaults. Upon receipt of a Directive, the Indenture Trustee shall waive any past Indenture Default and its consequences and upon any such waiver such Indenture Default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Indenture Default or impair any right consequent thereon; provided, however, that, in the absence of written instructions from the Noteholders of all Notes then Outstanding, the Indenture Trustee shall not waive any Indenture Default in the payment of the principal of, Premium, if any, or interest on, or other amounts due under, any Note then Outstanding, or in respect of a covenant or provision hereof that, under Article 10, cannot be modified or amended without the consent of each Noteholder.

                  SECTION 7.10 Right of Lessor to Pay Interest, Principal, etc.; Note Purchase.

                  (a) (1) Subject always to the provisions of Section 7.10(a)(5), in the event of any default by the Lessee in the payment of any installment of Basic Rent or any Rent Differential due under the Lease, the Lessor, without the consent of the Indenture Trustee or any Noteholder, may pay to the Indenture Trustee for application in accordance with Section 4.1, a sum equal to the amount of all (but not less than all) the principal and interest as shall then be due and payable on the Notes (as if no acceleration had occurred, if the Notes had been accelerated).

                  (2) In the event of any default by the Lessee in the performance of any obligation under the Lease (other than the obligation to pay Basic Rent or Rent Differential) or any other Operative Agreement (other than any payment in respect of Basic Rent under the Guarantee), the Lessor or the Owner Participant, without the consent of the Indenture Trustee or any Noteholder, may exercise, to the extent such default may be remedied by the payment of money (which shall include the payment of money for services such as repair, maintenance and insurance), the Lessor's rights under Section 21.8 of the Lease to perform such obligation on behalf of the Lessee.

                  (3) Solely for the purpose of determining whether there exists an Indenture Event of Default (including an Indenture Event of Default caused by an Event of Default), (i) any payment by the Lessor pursuant to, and in compliance with, Section 7.10(a)(1) shall, for the purposes of this Indenture, be deemed to remedy any default by the Lessee in the payment of such installment of Basic Rent theretofore due and payable and to remedy the default by the Lessor of the payment of the amount due and payable under the Notes, and (ii) any performance by the Lessor or the Owner Participant of any obligation of the Lessee under the Lease pursuant to, and in compliance with, Section 7.10(a)(2) shall, for the purposes of this Indenture, be deemed to remedy any default by the Lessee in the performance of such obligation and to remedy any related default by the Lessor under this Indenture.

                  (4) Until 10 Business Days after the Lessor and the Owner Participant shall have been given notice by the Indenture Trustee of the occurrence of an Indenture Event of Default that may be cured under this Section 7.10(a), neither the Indenture Trustee nor any Noteholder shall exercise any rights as assignee of the Lessor's rights under the Lease or declare the Notes to be due and payable pursuant to Section 7.2 as a result of such Indenture Event of Default.

                  (5) This Section 7.10(a) shall not apply to any default by the Lessee in the payment of any installment of Basic Rent due under the Lease if default by the Lessee in the payment of three or more consecutive installments of Basic Rent, or in the payment of a total of six or more installments of Basic Rent, shall have been cured by the Lessor or the Owner Participant pursuant to the foregoing provisions of this Section 7.10(a).

                  (6) Upon the exercise of any cure right under this Section 7.10(a), neither the Lessor nor the Owner Participant shall obtain any Lien on any part of the Indenture Estate on account of any payment made or the costs and expenses incurred in connection therewith nor shall any claim of the Lessor or the Owner Participant against the Lessee or any other Person for the repayment thereof impair the prior right and security interest of the Indenture Trustee in and to the Indenture Estate.

                  (b) (1) Upon the exercise of any cure right under Section 7.10(a)(1), the Lessor shall be subrogated to the rights of the Noteholders to receive from the Indenture Trustee the installment of Basic Rent with respect to which the Lessor effected such cure (including interest on account of such installment being overdue) in the manner set forth in Section 7.10(b)(2).

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

                  (2) If the Indenture Trustee shall thereafter receive such installment of Basic Rent, then, notwithstanding the requirements of Section 4.1, the Indenture Trustee forthwith shall remit such installment of Basic Rent to the Lessor, in reimbursement for the funds so advanced by either of them; provided, however, that, if any Indenture Event of Default shall have occurred and be continuing or would result from remittance of such funds to the Lessor, such installment of Basic Rent shall not be remitted to the Lessor but shall be held by the Indenture Trustee as security for the obligations secured hereby and distributed in accordance with Section 4.1(b), as appropriate; and provided further that, if the principal of and interest on the Notes shall have become due and payable pursuant to Section 7.2, such installment of Basic Rent shall be distributed by the Indenture Trustee in accordance with Section 4.3.

                  (c) At any time following the occurrence and during the continuation of an Indenture Event of Default arising by reason of an Event of Default, the Lessor may elect to purchase all of the Outstanding Notes by giving not less than 10 nor more than 30 Business Days irrevocable written notice of such election to the Indenture Trustee and paying to the Indenture Trustee within 10 Business Days of such notification the unpaid principal amount of the Outstanding Notes together with all accrued and unpaid interest thereon to the date of such payment (as well as any interest on overdue principal and overdue interest as provided in Article 4) and any other amounts then due and payable to each Noteholder hereunder or otherwise secured hereby, without Premium or penalty (unless the Lessor elects to purchase all of the Outstanding Notes prior to the earlier of (a) 180 days after the occurrence of any such Indenture Event of Default or (b) any acceleration of the Notes other than any deemed acceleration of the Notes by reason of the Lessor's exercise of rights under
Section 20.6(b) of the Lease in accordance with the provisions of this Indenture, in which case the Lessor shall pay the Premium on such Notes).

                  SECTION 7.11 Right of Noteholders to Receive Payment Not To Be Impaired. Anything in this Indenture to the contrary notwithstanding, the right of any Noteholder to receive payment of the principal of, Premium, if any, and interest on, such Note, on or after the respective due dates expressed in such Note (or, in case of redemption, on the Redemption Date fixed for such Note subject, however, in the case of an optional redemption or redemption pursuant to Section 6.1(b)(ii), to Section 6.5(b)), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Noteholder; provided, however, that such Noteholder shall not have the right to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under Applicable Law, result in the surrender, impairment, waiver or loss of the Liens of the Indenture or any of other Security Documents upon the Indenture Estate or any part thereof.

                  SECTION 7.12 No Action Contrary to Lessee's Rights Under the Lease. Notwithstanding the Granting Clauses, any other provision of this Indenture, any Supplemental Indenture, any other Security Document or any other Operative Agreement, the Indenture Trustee warrants that, unless an Event of Default shall have occurred and be continuing, the Indenture Trustee shall (i) not name the Lessee as a party in any action or procedures to foreclose the Lien of this Indenture, unless such joinder shall be required under Applicable Law, and in which case Indenture Trustee shall not seek affirmative relief from the Lessee in such action nor shall the Lease be cut off or terminated nor the Lessee's possession thereunder be disturbed in any such action or proceeding, and (ii) subject to the next succeeding sentence of this
Section 7.12, recognize the Lease and the Lessee's rights thereunder. Without in any way limiting the requirements of Section 7.14, upon any acquisition by the Indenture Trustee or any purchaser at foreclosure or transferee pursuant to a plan of reorganization under Chapter 11 of the Bankruptcy Code (collectively, a "Successor Landlord") of the Lessor's interest in the Lease, the Lease shall continue as a direct Lease between the Successor Landlord and the Lessee upon all terms, covenants and conditions set forth in the Lease, except that the Successor Landlord shall not be (A) liable for any previous act or omission of Lessor under the Lease, (B) subject to any offsets, claims, defenses or counterclaims Lessee may have against the Lessor, (C) bound by any prepayment of Rent not actually received by Successor Landlord or (D) bound by any amendment to the Lease requiring Indenture Trustee's consent unless such consent was obtained.

                  SECTION 7.13 Waiver of Stay. To the extent it may lawfully do so, the Lessor, for itself and for any Person who may claim through or under it, hereby:

                  (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any statute or rule of law now or hereafter in force providing for any stay, moratorium, extension, appraisement, valuation or redemption or any statute of limitations or any rights to require a marshalling of assets which may delay, prevent or otherwise hinder (i) the performance or enforcement or foreclosure of this Indenture or the other Security Documents, (ii) the sale of any of the Indenture Estate, or (iii) the putting of the purchaser or purchasers thereof into possession of such property immediately after the sale thereof;

                  (b) waives and releases all benefit or advantage of such laws; and

                  (c) consents and agrees that all the Indenture Estate may at any such sale be sold by the Indenture Trustee in parcels or as an entirety.

                  SECTION 7.14 Right of Indenture Trustee to Perform Covenants, etc. If the Lessor shall fail to make any payment required to be made or to perform any act required to be performed by it hereunder or under the Lease, the Indenture Trustee, without notice to or demand upon the Lessor and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of the Indenture Estate. All sums so paid by the Indenture Trustee and all costs and expenses (including, without limitation, reasonable fees and expenses of legal counsel and other professionals) so incurred together with interest thereon from the date of payment or occurrence, shall constitute additional indebtedness secured by this Indenture and shall be paid from the Indenture Estate to the Indenture Trustee on demand. The Indenture Trustee shall not be liable for any damages resulting from any such payment or action unless such damages shall be a consequence of willful misconduct or negligence on the part of the Indenture Trustee.

                  SECTION 7.15 Certain Other Rights of Lessor. The Indenture Trustee shall not modify, waive, amend or supplement any Granting Clause Document or deliver any notices, consents, determinations, demands, approvals, requests, directions or releases in respect of any

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

such other Granting Clause Document so as to release the Lessee from any of its obligations in respect of the payment of Basic Rent, Additional Rent, Stipulated Loss Value or any other payments in respect of the Leased Property as set forth in the Lease, or reduce the amount of, or change the time or manner of payment of or the absolute and unconditional character of, such payment obligations of the Lessee as set forth in any Granting Clause Document or impose or create any obligation on the part of the Lessor or the Owner Participant under the Lease or extend or shorten the duration of the Basic Term or any Renewal Term of the Lease; provided that adjustments to amounts payable in respect of the Leased Property under the Lease may be made in accordance with Section 6.6 of the Lease at any time this Indenture is in effect, at the times and in the manner contemplated by the Lease. Nothing in this Section 7.15 shall prevent the Indenture Trustee from exercising remedies in accordance with the Lease (as assigned to the Indenture Trustee pursuant to this Indenture and the other Security Documents), the Indenture and the other Security Documents so long as such exercise does not involve a modification to a Granting Clause Document that has the effect outlined above prior to such time as the Indenture Trustee shall be entitled pursuant to Section 7.3 hereof to exercise remedies that would result in the exclusion of the Lessor from all or any substantial part of the Indenture Estate.

                  SECTION 7.16 Restoration of Rights and Remedies. In case the Indenture Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture and the other Security Documents by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Lessor, the Owner Participant, the Indenture Trustee, the Noteholders and the Lessee shall be restored to their former positions and rights hereunder and thereunder with respect to the Indenture Estate, and all rights, powers and remedies of the Indenture Trustee shall continue as if no such proceedings had been taken.

                  SECTION 7.17 Rights and Remedies Cumulative. Subject to the limitations on the Indenture Trustee's rights and remedies contained herein, each and every right, power and remedy herein specifically given to the Indenture Trustee under this Indenture and the other Security Documents shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee and the exercise or the beginning of the exercise of any right, power and remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessor or the Owner Participant or to be an acquiescence therein.

                                    ARTICLE 8

                              THE INDENTURE TRUSTEE

                  SECTION 8.1.  Certain Rights and Duties of Indenture Trustee.
                                ----------------------------------------------

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

                  (a) The Indenture Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, Officer's Certificate, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (b) Any request or direction of the Lessor mentioned herein shall be sufficiently evidenced by a Lessor Request or an Officer's Certificate of the Lessor or Owner Participant.

                  (c) Whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder the Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely and shall be protected in relying upon an Officer's Certificate of the Lessor.

                  (d) The Indenture Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (e) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture (including instituting, conducting or defending any litigation) at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity (including, without limitation, the advancement of monies for out-of-pocket costs) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (f) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document; but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the relevant books, records and premises of the Lessor, personally or by agent or attorney.

                  (g) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or indirectly or by or through agents or attorneys and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it.

                  (h) The Indenture Trustee shall not be personally liable for debts, contracts or liabilities or damages (collectively, "Liabilities") incurred in the management or operation of the Indenture Estate, except such Liabilities which result from its negligence or willful misconduct.

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

                  (i) For all purposes of this Indenture, in the absence of actual knowledge of an Authorized Officer of the Indenture Trustee, the Indenture Trustee shall not be deemed to have knowledge of an Indenture Default or any other Default (except the failure of the Lessee to pay any installment of Basic Rent (plus Rent Differential, if any) when the same shall become due) unless notified in writing by any Noteholder, the Owner Participant, the Lessor or the Lessee.

                  (j) Except during the continuance of (i) an Indenture Event of Default or an Event of Default arising by reason of failure of the Lessee to pay any installment of Basic Rent (plus Rent Differential, if any) when the same shall become due or (ii) any other Indenture Event of Default or an Event of Default of which an Authorized Officer of the Indenture Trustee has actual knowledge:

                      (1) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee.

                      (2) In the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture. However, the Indenture Trustee shall examine these certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (k) If an Indenture Event of Default or an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise its rights and powers under this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

                  (l) The Indenture Trustee may not be released from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                      (1) This paragraph does not limit the effect of paragraph
(j) of this Section 8.1.

                      (2) The Indenture Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer or Officers, unless it shall be proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

                      (3) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the direction of the Majority in Interest of Noteholders relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee under this Indenture.

                  (m) The Indenture Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the

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

the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (n) Subject to the other provisions of this Indenture and without limiting the generality of this Section 8.1, the Indenture Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Indenture Estate other than from funds available in the Indenture Estate.

                  (o) The Indenture Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion of rights or powers conferred upon it by this Indenture.

                  (p) The right of the Indenture Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for, other than its negligence or willful misconduct in the performance of, such act.

                  (q) The Indenture Trustee shall not be required to give any bond or surety in respect of the execution of the Indenture Estate created hereby or the powers granted hereunder.

                  (r) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (s) If any of the Property is located in the Commonwealth of Massachusetts, the Indenture Trustee shall make such filings from time to time as shall be necessary or desirable to ensure that the obligations secured hereby shall be exempted from any limitations imposed by Massachusetts usury law.

                  SECTION 8.2 Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Indenture Trustee's certificates of authentication, shall not be taken as the statements of the Indenture Trustee, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture, the Indenture Estate or the Notes, except that the Indenture Trustee in its individual capacity hereby represents and warrants that this Indenture has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf and that it has power to perform hereunder.

                  SECTION 8.3 Indenture Trustee and Authorized Agents May Hold Notes. The Indenture Trustee, any Paying Agent, Note Registrar or any other agent of the Indenture Trustee,

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

in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Lessor and the Lessee with the same rights it would have if it were not Indenture Trustee, Paying Agent, or such other agent.

                  SECTION 8.4 Funds May Be Held by Indenture Trustee or Paying Agent; Investments.

                  (a) Subject to Section 5.2 and subsection (b) of this Section 8.4, any moneys received by the Indenture Trustee or the Paying Agent hereunder as part of the Indenture Estate may, until paid out by the Indenture Trustee or the Paying Agent as herein provided, be carried by the Indenture Trustee or the Paying Agent in an Eligible Account on deposit with itself so long as the Indenture Trustee or the Paying Agent, as the case may be, is an Eligible Institution, and without commingling with other funds held by Indenture Trustee or the Paying Agent, as applicable. Neither the Indenture Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as otherwise agreed in writing with the Lessor or the Lessee.

                  (b) At any time and from time to time (subject to Section 3.1), the Indenture Trustee shall, provided no Event of Default has occurred and is continuing, at the request (given directly by the Lessee to the Indenture Trustee) of the Lessee acting as the agent of the Lessor, invest and reinvest in Permitted Investments as specified in such request any moneys at the time on deposit with the Indenture Trustee as part of the Indenture Estate, together with any income and gains from the investment and reinvestment thereof, and sell any Permitted Investments, in either case, including accrued interest, as are set forth in such request, and such Permitted Investments shall be held by the Indenture Trustee until so sold in trust as part of the Indenture Estate; provided that the Lessee, on behalf of the Lessor, as agent of the Lessor, shall upon demand pay to the Indenture Trustee the amount of any loss realized upon maturity, sale or other disposition of any such Permitted Investment and, so long as no Event of Default shall have occurred and be continuing, be entitled to receive from the Indenture Trustee, and the Indenture Trustee, on behalf of the Lessor, shall promptly pay to the Lessee any profit, income, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment. If any Event of Default shall have occurred and be continuing, any net income, profit, interest, dividend or gain realized upon maturity, sale or other disposition of any Permitted Investment shall be held as part of the Indenture Estate and shall be applied by the Indenture Trustee at the same time, on the same conditions and in the same manner as the amounts in respect of which some income, profit, interest, dividend or gain was realized are required to be held. The Indenture Trustee shall not be responsible for any losses on any investments or sales of Permitted Investments made pursuant to the procedure specified in this Section 8.4.

                  SECTION 8.5 Compensation and Reimbursement. The Lessor agrees, to the extent funds are made specifically available by the Lessee for the purposes referred to below pursuant to the specific provisions in the Participation Agreement or the Lease:

                           (1) to pay, or cause to be paid, to each of the
Indenture Trustee and any Authorized Agent from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

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

                           (2) to reimburse, or cause to be reimbursed, each of
the Indenture Trustee and any Authorized Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own gross negligence, willful misconduct or bad faith; and

                           (3) to indemnify, or cause to be indemnified, each of
the Indenture Trustee, in its individual capacity, any predecessor Indenture Trustee and any Authorized Agent for, and to hold it harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except for any cost or expense that may be attributable to its own gross negligence, willful misconduct or bad faith.

                  As security for the performance of the obligations of the Lessor under this Section 8.5, the Indenture Trustee shall have a Lien prior to the Notes upon all property and funds held or collected by the Indenture Trustee as such, other than Excepted Payments and funds held in trust for the payment of principal of, Premium, if any, or interest on particular Notes.

                  SECTION 8.6 Corporate Indenture Trustee Required; Eligibility. There shall at all times be a trustee hereunder which (i) shall be a U.S. Person within the meaning of Section 7701(a)(30) of the Code, (ii) shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act, (iii) shall be an institution whose long-term senior unsecured debt obligations are rated at least A- by S&P and A-3 by Moody's and (iv) shall have a combined capital and surplus of at least $100,000,000 (or a combined capital and surplus in excess of $50,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any State, Territory thereof or of the District of Columbia that has a combined capital and surplus of at least $100,000,000). If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 8.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published. The Lessor may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the Lessor, serve as Indenture Trustee. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 8.6, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 8.7 Resignation and Removal; Appointment of Successor.
(a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 8.8.

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

                  (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Lessor and the Lessee. If an instrument of acceptance by a successor Indenture Trustee shall not have been delivered to the Lessor, the Lessee and the Indenture Trustee within 45 days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or any Noteholder who has been a bona fide Noteholder for at least six months may, subject to the provisions of Sections 8.8 and 8.11, on behalf of itself and all others similarly situated, petition any such court for the appointment of a successor Indenture Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor Indenture Trustee.

                  (c) The Indenture Trustee may be removed at any time by a Directive delivered to the Indenture Trustee, the Lessor and the Lessee.

                  (d) If at any time:

                      (i) the Indenture Trustee shall cease to be eligible under Section 8.6 and shall fail to resign after written request therefor by the Lessor or by a Noteholder who has been a bona fide Noteholder for at least six months may, or

                      (ii) the Indenture Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) so long as no Indenture Event of Default or Event of Default shall have occurred and be continuing, the Lessor, with the consent of the Lessee (which consent shall not be required if an Event of Default has occurred and is continuing), may remove the Indenture Trustee or (ii) subject to Sections 8.8 and 8.11, unless the Indenture Trustee's duty to resign is stayed as provided in the Trust Indenture Act, any Noteholder who has been a bona fide Noteholder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Indenture Trustee and appoint a successor Indenture Trustee.

                  (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Indenture Trustee for any cause, the Owner Participant, with the consent of Lessee (which consent shall not be required if an Event of Default has occurred and is continuing), shall promptly appoint a successor Indenture Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Indenture Trustee shall be appointed pursuant to a Directive delivered to the Lessor, the Lessee and the retiring Indenture Trustee, the successor Indenture Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Indenture Trustee and supersede the successor Indenture Trustee appointed by the Owner Participant. If no successor

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

Indenture Trustee shall have been so appointed by the Owner Participant with the consent of Lessee (which consent shall not be required if an Event of Default has occurred and is continuing) or the Noteholders and accepted appointment in the manner provided in Section 8.8, any Noteholder who has been a bona fide Noteholder for at least six months may, subject to the provisions of Sections
8.8 and 8.11, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. Such court may thereupon after such notice, if any, as it may deem proper or prescribe, appoint a successor Indenture Trustee.

                  (f) The Lessor shall give notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Noteholders as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Indenture Trustee and the address of its Indenture Trustee Office.

                  SECTION 8.8 Acceptance of Appointment by Successor. Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Lessor, the Lessee and to the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee; but on request of the Lessor or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee, and it shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder, subject nevertheless to its Lien, if any, provided for in Section 8.5. Upon request of any such successor Indenture Trustee, the Lessor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

                  No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under this Article.

                  SECTION 8.9 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had itself authenticated such Notes.

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

                  SECTION 8.10  Maintenance of Agencies.
                                -----------------------

                  (a) Any Paying Agent (other than the Indenture Trustee) from time to time appointed hereunder shall execute and deliver to the Indenture Trustee an instrument in which said Paying Agent shall agree with the Indenture Trustee, subject to the provisions of this section, that such Paying Agent will:

                      (1) hold all sums held by it for the payment of principal of, Premium, if any, and interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                      (2) give the Indenture Trustee within five days thereafter notice of any default in the making of any payment of principal of, Premium, if any, or interest on the Notes; and

                      (3) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent.

Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Indenture Trustee may, to the extent authorized by written instructions of the Indenture Trustee, be made to or received or held by a Paying Agent for the account of the Indenture Trustee.

                  (b) From time to time the Indenture Trustee for the Notes of any series may, subject to its sole discretion, appoint one or more Authenticating Agents with respect to the Notes of such series, with power to act on the Indenture Trustee's behalf and subject to its discretion in the authentication and delivery of the Notes of such series in connection with transfers and exchanges under Sections 2.5, 2.6, 2.10 and 6.7 as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized by those Sections of the Indenture to authenticate and deliver the Notes of such series. For all purposes of this Indenture, the authentication and delivery of Notes of such series by an Authenticating Agent for such Notes pursuant to this Section 8.10 shall be deemed to be authentication and delivery of such Notes "by the Indenture Trustee." Any such Authenticating Agent shall at all times be a Person that is eligible to act as an Indenture Trustee hereunder pursuant to the provisions of Section 8.6 of this Indenture. If at any time an Authenticating Agent for any series of Notes shall cease to be so eligible in accordance with the provisions of Section 8.6, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 8.10.

                  (c) If an appointment of an Authenticating Agent with respect to one or more series of Notes is made pursuant to this Section 8.10, the Notes may have endorsed thereon, in addition to the Indenture Trustee's certification of authentication, an alternate certificate of authentication in the following form:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the ___________________________ Notes, Series
___, Due _______________, described in the within-mentioned Indenture.



                                                By ____________________________
                                                     as Indenture Trustee


                                                By ____________________________
                                                     as Authenticating Agent


                                                By ____________________________
                                                     as Authenticating Agent

                  (d) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 8.10, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

                  (e) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Lessor. The Lessor, may, and at the request of the Indenture Trustee shall, at any time, terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Indenture Trustee. Upon the resignation or termination of an Authenticating Agent or in case at any time any such Authenticating Agent shall cease to be eligible under this Section (and, in either case, no other Authenticating Agent performing the functions of such Authenticating Agent shall have been appointed), the Lessor shall promptly appoint one or more qualified successor Authenticating Agents approved by the Indenture Trustee to perform the functions of the Authenticating Agent who has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 8.10. The Indenture Trustee shall give written notice of any such appointment to all Noteholders as their names and addresses appear on the Note Register.

                  SECTION 8.11 Co-Indenture Trustee or Separate Trustee. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which property shall be held subject to the Lien hereof and of the other Security Documents, or the Indenture Trustee shall be advised by counsel, satisfactory to it, that it is necessary, prudent or convenient in the interest of the Noteholders, or upon receipt of a Directive, the Indenture Trustee and the Lessor shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company or one or more Persons approved by the Indenture Trustee either to act as co-trustee or co-trustees of all or any part of the Indenture Estate jointly with the Indenture Trustee originally named herein or any successor or successors, or to act as separate trustee or trustees of all or any such property. In the event the Lessor shall

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

have not joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Indenture Trustee to do so, or in case an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee may act under the foregoing provisions of this Section without the concurrence of the Lessor upon giving written notice to the Lessor of the name and address of such proposed additional trustee; and the Lessor hereby appoints the Indenture Trustee its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies; provided, however, that within 90 days following any appointment of an additional trustee without the concurrence of the Lessor, the Lessor may, with consent of the Lessee (which consent shall not be required if an Event of Default has occurred and is continuing), if there shall not have occurred and be continuing an Indenture Event of Default, remove such additional trustee by written notice to the Indenture Trustee, the additional trustee and the Lessee.

                  (b) Every additional trustee hereunder shall, to the extent permitted by law, be appointed and act, and such additional trustee and its successors shall act, subject to the following provisions and conditions, namely:

                  (1) the Notes shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the custody, control and management of moneys, papers or securities, shall be exercised, solely by the Indenture Trustee;

                  (2) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such additional trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such additional trustee or trustees;

                  (3) no power given hereby to, or which it is provided hereby may be exercised by, any such additional trustee or trustees, shall be exercised hereunder by such additional trustee or trustees, except jointly with, or with the consent in writing of, the Indenture Trustee, anything herein contained to the contrary notwithstanding;

                  (4) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (5) with the consent of the Lessee (which consent shall not be required if an Event of Default has occurred and is continuing), the Lessor and the Indenture Trustee, at any time by an instrument in writing, executed by them jointly, may remove any such additional trustee, and in that case, by an instrument in writing executed by them jointly, may appoint a successor or successors to such additional trustee or trustees, as the case may be, anything herein contained to the contrary notwithstanding. In the event that the Lessor shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Indenture Trustee to do so, the Indenture Trustee shall have the power to remove any such additional trustee and to appoint a successor additional trustee without the concurrence of the

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

Lessor; and the Lessor hereby appoints the Indenture Trustee, its agent and attorney to act for it in such connection in such contingency; provided, however, that, if there shall not have occurred and be continuing an Indenture Event of Default, within 90 days following any appointment of a successor additional trustee without the concurrence of the Lessor, the Lessor may, with the consent of Lessee (which consent shall not be required if an Event of Default has occurred and is continuing), remove such successor additional trustee by written notice to the Indenture Trustee and the successor additional trustee. In the event that the Indenture Trustee alone shall have appointed an additional trustee or trustees as above provided, it may at any time, by an instrument in writing, remove any such additional trustee, the successor to any such additional trustee so removed to be appointed by the Lessor and the Indenture Trustee, or by the Indenture Trustee alone, as hereinbefore in this Section provided, subject to the aforesaid right of Lessor, if there shall not have occurred and be continuing an Indenture Event of Default, to remove, with the consent of Lessee (which consent shall not be required if an Event of Default has occurred and is continuing), such additional trustee within 90 days after such appointment.

                                    ARTICLE 9

                               NOTEHOLDERS' LISTS

                  SECTION 9.1 List of Names and Addresses of Noteholders. The Indenture Trustee shall preserve in as current a form as is reasonably practicable the most recent list delivered to it pursuant to this Section 9.1, as the case may be, of the names and addresses of the Noteholders. If the Indenture Trustee is not the Note Registrar, the Note Registrar will furnish or cause to be furnished to the Indenture Trustee semiannually, on a date not more than 15 days after each regular Record Date with respect to an Interest Payment Date, in each year, and at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Note Registrar of any such request, a list, in such form as the Indenture Trustee may reasonably require, containing all of the information in the possession or control of the Note Registrar as to the names and addresses of the Noteholders, in each case as of a date not more than 15 days prior to the time such list is furnished. The Indenture Trustee may destroy any list furnished to it as provided in this
Section 9.1, as the case may be, upon receipt of a new list so furnished.

                                   ARTICLE 10

                            SUPPLEMENTAL INDENTURES;
         MODIFICATION OF SECURITY DOCUMENTS AND PARTICIPATION AGREEMENT

                  SECTION 10.1 Supplemental Indentures and Modifications of Security Documents and Participation Agreement without Consent of Noteholders. Without the consent of any of the Noteholders, each of the Lessor and the Indenture Trustee may enter into one or more Supplemental Indentures or amendments to, modifications of, replacements of or waivers or consents with respect to the other Security Documents and the Participation Agreement, in form satisfactory to the Indenture Trustee and the Lessor, for the following purposes:

                  (a) to effect the issuance of Notes in the circumstances contemplated by Section 15(a) of the Participation Agreement;

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

                  (b) subject to the provisions of the Operative Agreements, to evidence the succession of another entity to the Lessee or to evidence the succession of another entity to the Lessor, and the assumption by any such successor of the covenants of the Lessor contained herein and in the Notes;

                  (c) to add to the covenants of the Lessor, for the benefit of the Noteholders, or to surrender any right or power herein conferred upon the Lessor;

                  (d) to convey, transfer and assign to the Indenture Trustee, as the case may be, and to subject to the Liens of this Indenture and the other Security Documents, with the same force and effect as though included in the Granting Clause hereof, additional properties, and to correct or amplify the description of any property at any time subject to the Lien of this Indenture or to assure, convey and confirm unto the Indenture Trustee, as the case may be, any property subject or required to be subject to the Liens of this Indenture and the other Security Documents;

                  (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to qualify this Indenture (including any Supplemental Indenture) under the Trust Indenture Act, or under any similar Federal statute hereafter enacted;

                  (f) to cure any ambiguity or to correct or supplement any provision herein or in any of the other Security Documents or the Participation Agreement which may be defective or inconsistent with any other provision herein or therein;

                  (g) to establish the form or terms of the Notes of any series as permitted by Section 2.13;

                  (h) to permit or facilitate the issuance of Notes in uncertificated form;

                  (i) to change or amend any provision hereof; provided that such change or amendment shall become effective only when there is no Outstanding Note of any series created prior to the execution of such Supplemental Indenture which is entitled to the benefit of such provision;

                  (j) to evidence the succession of a new Indenture Trustee hereunder or add a co-trustee or separate trustee and to make provisions as to the rights and duties of such additional trustee and as to the appointment and dismissal of any such additional trustee;

                  (k) to effectuate the Lessee's assumption (as co-obligor without release or as sole obligor with release, as the case may be) of the Lessor's obligations on the Notes and the Security Documents in connection and pursuant to the provisions of Section 18(r) of the Participation Agreement; or

                  (l) to make any other amendments to, modifications of, replacements of or waivers or consents or provisions with respect to matters or questions arising under this Indenture, any of the other Security Documents or the Participation Agreement, provided that, except insofar as the same relates to Excepted Rights or Excepted Payments to which the Lessor, the Owner Participant or any Affiliate thereof is entitled (but subject to the proviso in Section

7.3(b)), the Indenture Trustee and, so long as any Pass Through Trustee holds any Notes, such Pass Through Trustee shall receive (i) only in the case of the Participation Agreement, an Opinion of Counsel reasonably satisfactory to the Indenture Trustee and such Pass Through Trustee that such action shall not have a material adverse effect on the interest of the Noteholders or the holders of the related Pass Through Certificates or (ii) Rating Agency Confirmation.

                  This Section 10.1 is not intended to limit, expand, alter or override the provisions of paragraphs (aa) and (cc) following the Granting Clauses hereof which govern with respect to the matters covered therein.

                  Notwithstanding the foregoing, no Supplemental Indenture nor any amendment to, modification of or replacement of any other Security Document or the Participation Agreement shall become effective except with the consent of the Noteholders of all Notes then outstanding if as a result thereof the amounts payable to the Lessor under the Lease (other than Excepted Payments) and assigned to the Indenture Trustee hereunder shall not be sufficient to pay when due the principal of, Premium, if any, and interest on all Outstanding Notes.

                  SECTION 10.2 Supplemental Indentures and Modifications of Security Documents and Participation Agreement with Consent of Noteholders. With the consent of the Noteholders, by Directive delivered to the Lessor and the Indenture Trustee, the Lessor may, and the Indenture Trustee, subject to Section 10.3, shall, enter into Supplemental Indentures or amendments to, modifications of or replacements of the other Security Documents and the Participation Agreement for the purpose of adding any provisions to or changing in any manner the rights and obligations of the Noteholders and of the Lessor under this Indenture; provided, however, that no such Supplemental Indenture, amendment, modification or replacement shall, without the consent of the holder of each Outstanding Note affected thereby:

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, or the dates or circumstances of payment of Premium, if any, on, any Note, or reduce the principal amount thereof or the interest thereon or any amount payable upon the redemption thereof, or change the circumstances for redemption or change the place of payment where, or the coin or currency in which, any Note or the Premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or interest on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date subject, however, to Section 6.5(b)) or such payment of Premium, if any, on or after the date such Premium becomes due and payable in respect of a Note of any series,

                  (2) permit the creation of any Lien prior to or, except as may be permitted by Section 15 of the Participation Agreement, pari passu with the Lien of this Indenture or the Liens of the other Security Documents with respect to any of the Indenture Estate, or terminate the Lien of this Indenture or the Liens of the other Security Documents on any of the Indenture Estate or deprive any Noteholder of the security afforded by the Lien of this Indenture or the Liens of the other Security Documents, except as may be required to effectuate Article 11,

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

                  (3) terminate the Lease, reduce the amounts payable under the Lease assigned to the Indenture Trustee or change the time for the payment thereof so that such payments are less than the amounts necessary to pay when due the principal of, Premium, if any, and interest on the Outstanding Notes,

                  (4) consent to or otherwise permit any termination of the Guarantee or discharge of the Guarantor from its obligations under the Guarantee (other than as respects any Excepted Payment),

                  (5) reduce the percentage in principal amount of the Outstanding Notes of all series, the consent of whose holders is required for any such Supplemental Indenture, amendment, modification or replacement, or the consent of whose holders is required for any waiver (of compliance with certain provisions of this Indenture or any other Security Document or certain defaults hereunder and their consequences) provided for in this Indenture, or any other Security Document, or

                  (6) modify any of the provisions of this Section 10.2, except to increase the percentage required for any consent pursuant to this
         Section 10.2 or to provide that certain other provisions of this Indenture or any other Security Document cannot be modified or waived without the consent of each Noteholder affected thereby.

                  Upon receipt by the Indenture Trustee of an Officer's Certificate of the Lessor and such other documentation as the Indenture Trustee may reasonably require and upon the filing with the Indenture Trustee of evidence of the Act of such Noteholders, the Indenture Trustee shall join in the execution of such Supplemental Indenture or other instrument, as the case may be, subject to the provisions of Section 10.3.

                  It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed Supplemental Indenture or other instrument, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Lessor and the Indenture Trustee (with the consent of the Lessee) of any Supplemental Indenture or other instrument pursuant to the provisions of this Section 10.2, the Indenture Trustee shall transmit a written notice, setting forth in general terms the substance of such Supplemental Indenture or other instrument, to all Noteholders, as the names and addresses of such Noteholders appear on the Note Register. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture or other instrument.

                  SECTION 10.3 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any Supplemental Indenture or other instrument permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee and the Lessor shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such Supplemental Indenture or other instrument is authorized or permitted by this Indenture.

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

                  SECTION 10.4 Effect of Supplemental Indentures. Upon the execution of any Supplemental Indenture permitted under this Article, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound to this Indenture as so supplemented.

                  SECTION 10.5 Reference Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any Supplemental Indenture pursuant to this Article may, and shall if required by the Lessor, bear a notation in form approved by the Lessor and the Indenture Trustee as to any matter provided for in such Supplemental Indenture; and, in such case, suitable notation may be made upon Outstanding Notes after proper presentation and demand. If the Lessor shall so determine, new Notes so modified as to conform, in the opinion of the Lessor and the Indenture Trustee, to any such Supplemental Indenture may be prepared and executed by the Lessor and authenticated and delivered by the Indenture Trustee or other Authorized Agent in exchange for Outstanding Notes.

                                   ARTICLE 11

                               RELEASE OF PROPERTY

                  SECTION 11.1 Removal of Property. (a) The Lessor may remove or permit the removal, pursuant to the Lease and free from the Liens of this Indenture and the other Security Documents, and without any release from or consent by the Indenture Trustee, of any Severable Alterations or Additions which pursuant to Section 11.2 of the Lease are property of the Lessee. All replacement parts with respect to the Leased Property, if any, shall immediately become subject to the Lien hereof and of the Mortgage.

                  (b) The Indenture Trustee shall from time to time execute any written instrument to confirm the propriety of any action taken by the Lessor under this Section 11.1 upon receipt by the Indenture Trustee of a Lessor Request requesting the same, together with an Officer's Certificate of the Lessee stating that said action was duly taken by the Lessor in conformity with this Section 11.1 and that the execution of such written instrument is appropriate to confirm the propriety of such action under this Section 11.1.

                  (c) The Indenture Trustee shall execute and deliver to the Lessor (or its designee), at the Lessee's expense, appropriate instruments provided to it in recordable form, releasing the Leased Property or the relevant part thereof from the Liens of this Indenture and the other Security Documents, as applicable, provided that all applicable conditions set forth in the Operative Agreements have been satisfied (i) under the circumstances described in Section 11.1(a); (ii) if such Leased Property being replaced by Replacement Property which pursuant to Section 5.2(c) of the Lease is conveyed by the Lessor to the Lessee; and (iii) if such Leased Property is the subject of a Partial Taking and with respect to which the Lessee has elected to terminate the Lease pursuant to Section 15.2 of the Lease.

                  SECTION 11.2 Purchasers Not Bound to Inquire. In no event shall any purchaser or purchasers in good faith of any property purported to be released hereunder be

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

bound to ascertain the authority of the Indenture Trustee to execute a release, or to inquire as to any facts required by the provisions hereof for the exercise of such authority, or to see to the application of the purchase moneys.

                  SECTION 11.3 Appoint Indenture Trustee Attorney-in-Fact. For the purpose of granting releases provided in this Article 11, the Indenture Trustee is hereby irrevocably constituted as agent and attorney-in-fact for the Noteholders and to that end may execute, sign, seal, acknowledge and deliver all necessary instruments of release as may be reasonably requested by the Lessee or the Lessor.

                                   ARTICLE 12

                                SUNDRY PROVISIONS

                  SECTION 12.1 Execution in Counterparts. This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused the Indenture to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.




                                    [NAME OF LESSOR LLC]

                                    By: [Owner Participant], as managing member


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:



                                    FIRST UNION NATIONAL BANK,
                                       not in its individual capacity except to the extent set forth herein, but solely as Indenture Trustee


                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

                                   SCHEDULE A

                                SITE DESCRIPTION

                                   SCHEDULE B

                           PROPERTY SPECIFIC VARIABLES

1.       Owner Participant: ________________.

2. With respect to Section 2.1 of the Indenture, the aggregate principal amount of the Notes that may be issued, authenticated and delivered under the Indenture shall not exceed $________________.

3. With respect to Section 7.4(b) of the Indenture, the County(ies) in which the Site is (are) located is (are) _________________.